SCHEDULE 14A INFORMATION
                                  RULE 14a-101

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           SENTINEL GROUP FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
         _________

     (2) Aggregate number of securities to which transaction applies:
         __________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): __________

     (4) Proposed maximum aggregate value of transaction: __________

     (5) Total fee paid: __________

     [ ] Fee paid previously with preliminary materials.__________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: __________

     (2) Form, Schedule or Registration Statement No.: __________

     (3) Filing Party:  __________

     (4) Date Filed: __________

                               SENTINEL BOND FUND
                           SENTINEL CORE MID CAP FUND
                           SENTINEL GROWTH INDEX FUND
                   EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

                             One National Life Drive
                              Montpelier, VT 05604

July 22, 2005

Dear Shareholder:

A Special Meeting of Shareholders of the Sentinel Bond Fund ("Bond Fund"), Sentinel Core Mid Cap Fund ("Core Mid Cap Fund") and Sentinel Growth Index Fund ("Growth Index Fund") will be held at One National Life Drive, Montpelier, VT 05604 on September 6, 2005 at 10:00 a.m., Eastern Time. Enclosed is a combined Proxy Statement/Prospectus, which contains important proposals for you to consider. You are eligible to vote on one or more of the proposals because you were a shareholder of record of the Bond Fund, Core Mid Cap Fund and/or Growth Index Fund, all series of Sentinel Group Funds, Inc. ("Corporation"), at the close of business on the New York Stock Exchange on June 18, 2005.

The Board of Directors ("Board") of the Corporation has proposed that (1) the Bond Fund be combined with the Sentinel Government Securities Fund ("Government Securities Fund"), (2) the Core Mid Cap Fund be combined with the Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund") and (3) the Growth Index Fund be combined with the Sentinel Flex Cap Opportunity Fund ("Opportunity Fund"), each a series of the Corporation, each in a tax-free reorganization (each a "Reorganization"). If the shareholders of the Bond Fund, Core Mid Cap Fund and Growth Index Fund, respectively, approve the applicable Reorganization, they will become shareholders of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund, respectively. No sales charges or redemption fees will be imposed in connection with each Reorganization. In addition, we do not expect any Reorganization to cause the Bond Fund, Core Mid Cap Fund or Growth Index Fund shareholders to recognize any federally taxable gains or losses. However, each of those Funds will declare a dividend just prior to the Reorganization, which may result in taxable income to that Fund's shareholders.

The Bond Fund seeks high current income while seeking to control risk by investing primarily in bonds (including corporate, U.S. Government, Canadian government and bank debt obligations), convertible securities, preferred stocks and fixed-income related derivative securities. The Government Securities Fund seeks high current income while seeking to control risk by investing primarily in U.S. Government bonds. It normally invests at least 80% of its assets in U.S. Government securities.

The Core Mid Cap Fund seeks capital appreciation by investing primarily in common stocks of mid-sized companies. The Mid Cap Growth Fund seeks growth of capital by investing primarily in common stocks of mid-capitalization growing companies. Each Fund invests at least 80% of its assets in mid-capitalization stocks.

The Growth Index and Opportunity Funds both invest primarily in growth stocks. The Opportunity Fund may invest in stocks of any size, but currently primarily invests in mid-capitalization and large-capitalization stocks, while the Growth Index Fund attempts to match the S&P 500/Barra Growth Index, which is generally made up of large-capitalization stocks. If the Reorganization is approved, the Opportunity Fund would change its name to the Sentinel Capital Opportunity Fund. In addition, the Opportunity Fund's investment strategy would be modified as necessary to indicate that the Fund invests primarily in large-capitalization stocks rather than stocks of any capitalization. Also, the Fund would adopt a number of investment restrictions that are common to other equity Sentinel Funds, including the Growth Index Fund.

The Reorganization of the Bond Fund is expected to benefit the Bond Fund shareholders by, among other things, lowering total annual expenses. The Reorganization of the Core Mid Cap Fund is expected to benefit the Core Mid Cap Fund shareholders by, among other things, lowering total annual expenses. The Reorganization of the Growth Index Fund is expected to benefit the Growth Index Fund shareholders by, among other things, offering the Growth Index Fund the opportunity for active asset management and for economies of scale by spreading relatively fixed costs over a larger asset base. The Board has determined that each Reorganization is in the best interests of the Corporation and each applicable Fund and its shareholders, and recommends that you vote FOR the Reorganization of your Fund.

The enclosed materials provide more information. Please read this information carefully and call us at 1-800-282-3863 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the Reorganization of your Fund.


Sincerely,


/s/ THOMAS H. MACLEAY
---------------------
Thomas H. MacLeay
Chairman

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. On what am I being asked to vote at the upcoming Special Meeting of Shareholders ("Meeting") on September 6, 2005?

A. Shareholders of the Sentinel Bond Fund ("Bond Fund") are being asked to approve its reorganization with and into the Sentinel Government Securities Fund ("Government Securities Fund"). Shareholders of the Sentinel Core Mid Cap Fund ("Core Mid Cap Fund") are being asked to approve its reorganization with and into the Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund"). Shareholders of the Sentinel Growth Index Fund ("Growth Index Fund") are being asked to approve its reorganization with and into the Sentinel Flex Cap Opportunity Fund ("Opportunity Fund"). Each of these transactions is called a "Reorganization."

Q.       Has the Board of Directors approved each Reorganization?

A. The Board of Directors has agreed that each Reorganization is in the shareholders' best interests and recommends that you vote in favor of your Fund's Reorganization.

Q.       How will the Reorganization affect me as a shareholder?

A. Bond Fund shareholders will become shareholders of the Government Securities Fund. Core Mid Cap Fund shareholders will become shareholders of the Mid Cap Growth Fund. Growth Index Fund shareholders will become shareholders of the Opportunity Fund.

Q. Why are the Opportunity Fund's pro forma total annual expenses higher than that of the Growth Index Fund?

A. The Opportunity Fund's higher advisory fee is reflective of the additional costs involved in actively managing a fund. The Opportunity Fund also carries a higher 12b-1 fee. Sentinel Advisors Company, the Opportunity Fund's investment advisor, has agreed to waive fees and/or reimburse expenses to cap total annual expenses for the Class A shares of the Opportunity Fund for twelve months after the Reorganization. The Opportunity Fund's Class B and Class C shares will participate in any waiver of the Fund's advisory fee made to meet the expense cap for Class A.

Q.       What is the timetable for each Reorganization?

A. If approved by shareholders at the Meeting, each Reorganization is expected to take effect on or about September 23, 2005.

Q.       Who will pay for each Reorganization?

A. The expenses of the proxy solicitation and shareholder meeting, including legal expenses, printing, packaging, and postage, will be borne equally by the Funds and their investment advisor, Sentinel Advisors Company, and/or an affiliate.

Q.       What will I receive in exchange for my current shares?

A. An account will be created for you that will be credited with Government Securities Fund, Mid Cap Growth Fund or Opportunity Fund shares, as applicable, with an aggregate value equal to the value of your respective Bond Fund, Core Mid Cap Fund or Growth Index Fund shares at the time of your Fund's Reorganization. Although the value in your account will be the same, you may receive a greater or lesser number of shares. No physical share certificates will be issued to you. All stock certificates for shares of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will be cancelled.

Q. Will my Fund's Reorganization result in any federal tax liability to me?

A. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. However, each of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to that Fund's shareholders.

Q. Can I exchange or redeem my Bond Fund, Core Mid Cap Fund or Growth Index Fund shares before my Fund's Reorganization takes place?

A. Yes. You may exchange your Fund shares for appropriate shares of another Sentinel Fund, or redeem your shares, at any time before a Reorganization takes place, as set forth in your Fund's Prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable contingent deferred sales charge or redemption fee on your exchange or redemption.

Q. What will happen to my active Automatic Investment Plan or Systematic Withdrawal Plan?

A. All accounts options, including Automatic Investment Plans, Systematic Withdrawal Plans and Bank Instructions, will automatically be copied to your new account.

Q.       Will I be able to continue to use my Bond Fund checkbook?

A. Yes, the Bond Fund checkbook may be used for thirty (30) days after completion of the Bond Fund Reorganization. During this thirty-day window, a replacement Government Securities Fund checkbook will be sent to you.

Q. Will I be able to count the holding period of my Core Mid Cap Fund or Growth Index Fund Class B or Class C or Bond Fund Class B shares toward any contingent deferred sales charge on the new shares I receive in a Reorganization?

A. All Class B and Class C shares of the Mid Cap Growth Fund and Opportunity Fund issued in each Reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class B or Class C shares of the Core Mid Cap Fund or Growth Index Fund, respectively. The Class A shares of the Government Securities Fund issued to Bond Fund Class B shareholders in its Reorganization will not be subject to any contingent deferred sales charge.

Q.       What happens if shareholders do not approve a Reorganization?

A. If your Fund's Reorganization is not approved, you will remain a shareholder of your Fund. The approval of a particular Reorganization is not contingent upon the approval of the other Reorganizations.

Q.       I don't own very many shares. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, a Fund may not receive sufficient votes to hold the Meeting or approve its Reorganization.

Q.       Who is entitled to vote?

A. Any person who owned shares of the Bond Fund, Core Mid Cap Fund or Growth Index Fund on the record date, which was the close of business on the New York Stock Exchange on June 18, 2005, is entitled to vote on the applicable Reorganization - even if that person later sells the shares. You may cast one vote for each dollar of net asset value per share of the Bond Fund, Core Mid Cap Fund or Growth Index Fund you owned on the record date.

Q.       How can I vote?

A. Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by telephone, Internet or mail. You may also vote by attending the Meeting.

                               SENTINEL BOND FUND
                           SENTINEL CORE MID CAP FUND
                           SENTINEL GROWTH INDEX FUND
                   EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

                             ONE NATIONAL LIFE DRIVE
                       MONTPELIER, VT 05604 1-800-282-3863

                                  ------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 6, 2005

                                  ------------

A Special Meeting of Shareholders ("Meeting") of the Sentinel Bond Fund ("Bond Fund"), Sentinel Core Mid Cap Fund ("Core Mid Cap Fund") and Sentinel Growth Index Fund ("Growth Index Fund"), each a series of Sentinel Group Funds, Inc. ("Corporation") will be held on September 6, 2005 at One National Life Drive, Montpelier, VT 05604 at 10:00 a.m., Eastern Time, for the purpose of considering and voting on the proposal(s) set forth below. Proposal 1(a), if approved by shareholders of the Bond Fund, will result in the transfer of assets and liabilities of the Bond Fund to the Sentinel Government Securities Fund ("Government Securities Fund") in return for shares of the Government Securities Fund. Proposal 1(b), if approved by shareholders of the Core Mid Cap Fund, will result in the transfer of assets and liabilities of the Core Mid Cap Fund to the Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund") in exchange for shares of the Mid Cap Growth Fund. Proposal 1(c), if approved by the shareholders of the Growth Index Fund, will result in the transfer of the assets and liabilities of the Growth Index Fund to the Sentinel Flex Cap Opportunity Fund ("Opportunity Fund") in return for shares of the Opportunity Fund. Approval of a Reorganization includes approval of a corresponding amendment to the charter of the Corporation ("Charter"). The approval of a particular Reorganization is not contingent upon the approval of any other Reorganization.

PROPOSAL 1(a):           To approve the reorganization of the Bond Fund in
                         accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the enclosed Proxy
                         Statement/Prospectus.

PROPOSAL 1(b):           To approve the reorganization of the Core Mid Cap
                         Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the enclosed
                         Proxy Statement/Prospectus.

PROPOSAL 1(c):           To approve the reorganization of the Growth Index
                         Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the enclosed
                         Proxy Statement/Prospectus.

PROPOSAL 2:              The transaction of such other business as may properly
                         come before the Meeting.

Shareholders of record of the Bond Fund, for Proposal 1(a), Core Mid Cap Fund, for proposal 1(b), and/or Growth Index Fund, for Proposal 1(c), as of the close of business on the New York Stock Exchange on June 18, 2005 are entitled to notice of and to vote at the Meeting, or any adjournment or postponement of the Meeting. Proposals 1(a), 1(b) and 1(c) will be effected only if the shareholders of the Bond Fund, Core Mid Cap Fund and Growth Index Fund, respectively, vote to approve the applicable Proposal.

                             YOUR VOTE IS IMPORTANT.
             PLEASE AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET OR
                COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                  ------------


AS A SHAREHOLDER OF THE BOND FUND, CORE MID CAP FUND AND/OR GROWTH INDEX FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN PERSON OR BY PROXY. WE URGE YOU TO VOTE BY PROXY. YOUR PROMPT AUTHORIZATION OF A PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. AUTHORIZING A PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED BY SUBMITTING TO THE SECRETARY OF SENTINEL GROUP FUNDS, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY AUTHORIZING A SUBSEQUENT PROXY BY TELEPHONE OR THROUGH THE INTERNET.

                                  ------------

By Order of the Board of Directors,


Kerry A. Jung
Secretary

Montpelier, Vermont
July 22, 2005

--------------------------------------------------------------------------------
                           PROXY STATEMENT/PROSPECTUS
                               DATED JULY 22, 2005
--------------------------------------------------------------------------------


                       RELATING TO THE REORGANIZATIONS OF

                               SENTINEL BOND FUND
                                  WITH AND INTO
                       SENTINEL GOVERNMENT SECURITIES FUND

                           SENTINEL CORE MID CAP FUND
                                  WITH AND INTO
                          SENTINEL MID CAP GROWTH FUND

                           SENTINEL GROWTH INDEX FUND
                                  WITH AND INTO
                       SENTINEL FLEX CAP OPPORTUNITY FUND

                   EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

                             ONE NATIONAL LIFE DRIVE
                              MONTPELIER, VT 05604

THIS PROXY STATEMENT/PROSPECTUS IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS ("BOARD") OF SENTINEL GROUP FUNDS, INC., A MARYLAND CORPORATION ("CORPORATION"), ON BEHALF OF ITS SERIES, THE SENTINEL BOND FUND ("BOND FUND"), SENTINEL CORE MID CAP FUND ("CORE MID CAP FUND") AND SENTINEL GROWTH INDEX FUND ("GROWTH INDEX FUND") IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS ("MEETING") TO BE HELD ON SEPTEMBER 6, 2005, AT 10:00 A.M., EASTERN TIME, AT ONE NATIONAL LIFE DRIVE, MONTPELIER, VT 05604 OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. At the Meeting, shareholders of each of the Bond Fund, Core Mid Cap Fund and Growth Index Fund will be asked to consider and approve a proposed reorganization of their respective Fund (each a "Reorganization"), as described in the Plan of Reorganization dated June 9, 2005 ("Reorganization Plan"), of the Corporation on behalf of the Bond Fund, Core Mid Cap Fund, Sentinel Government Securities Fund ("Government Securities Fund"), Growth Index Fund, Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund") and the Sentinel Flex Cap Opportunity Fund. Approval of a Reorganization includes approval of a corresponding amendment to the charter of the Corporation ("Charter"). If the Reorganization of the Growth Index Fund is approved, the Sentinel Flex Cap Opportunity Fund will change its name to the Sentinel Capital Opportunity Fund. This Proxy Statement/Prospectus will refer to this Fund both pre- and post-Reorganization as the "Opportunity Fund." The Bond Fund, Core Mid Cap Fund, Government Securities Fund, Growth Index Fund, Mid Cap Growth Fund and the Opportunity Fund are sometimes referred to individually as a "Fund" and collectively as the "Funds." A copy of the Reorganization Plan, including an amendment to the Charter, is attached as Exhibit A.

PROPOSAL 1(a):           To approve the reorganization of the Bond Fund in
                         accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in this Proxy
                         Statement/Prospectus.

PROPOSAL 1(b):           To approve the reorganization of the Core Mid Cap
                         Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in this Proxy
                         Statement/Prospectus.

PROPOSAL 1(c):           To approve the reorganization of the Growth Index
                         Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in this Proxy
                         Statement/Prospectus.

PROPOSAL 2:              The transaction of such other business as may properly
                         come before the Meeting.





                                        I

The approval of a particular Reorganization is not contingent upon the approval of any other Reorganization. The Reorganization Plan provides for (i) the transfer of the Bond Fund's, Core Mid Cap Fund's and Growth Index Fund's assets and liabilities to the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund, respectively, (ii) the issuance of shares of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund to shareholders of the Bond Fund, Core Mid Cap Fund and Growth Index Fund, respectively, and (iii) a corresponding amendment to Charter to effect each Reorganization. The transfer is expected to occur as of the close of business on the New York Stock Exchange ("NYSE") ("Effective Time") on September 23, 2005 ("Closing Date").

Immediately after the transfer of each of the Bond Fund's, Core Mid Cap Fund's and Growth Index Fund's assets and liabilities, each holder of shares in the Bond Fund, Core Mid Cap Fund and Growth Index Fund, as of the Effective Time of the applicable Reorganization, will receive a number of shares of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund, respectively, with the same aggregate value as the shares held in the Bond Fund, Core Mid Cap Fund or Growth Index Fund as of the Effective Time.

Each of the Core Mid Cap Fund, Growth Index Fund, Mid Cap Growth Fund and Opportunity Fund offer Class A, Class B and Class C shares. Holders of Class A, Class B and Class C shares of the Core Mid Cap Fund will receive an amount of Class A, Class B or Class C shares of the Mid Cap Growth Fund equal in value to their Core Mid Cap Fund shares. Holders of Class A, Class B and Class C shares of the Growth Index Fund will receive an amount of Class A, Class B or Class C shares of the Opportunity Fund equal in value to their Growth Index Fund shares. The Bond Fund offers Class A and Class B shares. The Government Securities Fund offers Class A shares. Holders of Class A and Class B shares of the Bond Fund will receive an amount of Class A shares of the Government Securities Fund equal in value to their Bond Fund shares. Bond Fund Class B shareholders will no longer be subject to any contingent deferred sales charge ("CDSC") after the Bond Fund's Reorganization.

The Funds are all series of the Corporation, an open-end, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Currently, each Fund is advised by Sentinel Advisors Company ("SAC"). Sentinel Financial Services Company ("SFSC") is the principal underwriter and Sentinel Administrative Services Company ("SASC") is the transfer agent and administrator for each Fund, and every other mutual fund for which SAC serves as investment advisor.

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each of the Bond Fund, Core Mid Cap Fund and/or Growth Index Fund should know before voting on the applicable Reorganization, and it should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated July 22, 2005, relating to this Proxy Statement/Prospectus and the Reorganization, which includes certain financial information about the Funds, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863.

For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Bond Fund, Core Mid Cap Fund and Growth Index Fund, see the Prospectus dated March 4, 2005, as supplemented March 31, 2005, and Statement of Additional Information dated March 4, 2005, as they may be further amended and/or supplemented, which have been filed with the SEC and which are incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed discussion of the investment objectives, policies, risks, and restrictions of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund, see the Prospectus dated March 4, 2005, as supplemented March 31, 2005, and Statement of Additional Information dated March 4, 2005, as they may be further amended and/or supplemented, which have been filed with the SEC.

Copies of the Funds' Prospectus and Statement of Additional Information are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863.

            This Proxy Statement/Prospectus is expected to be sent to
                     shareholders on or about July 22, 2005.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
     ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.





                                       II

                               TABLE OF CONTENTS

                                                                            PAGE

SYNOPSIS ..................................................................    3
        The Reorganization ................................................    3
        Board Recommendation ..............................................    3
        The Corporation ...................................................    4
        Fees and Expenses .................................................    4
        Investment Advisor and Portfolio Managers .........................    7
        Comparison of Principal Investment Objectives,
                Strategies and Policies ...................................    8
        Distribution and Shareholder Servicing Arrangements ...............   10
        Comparison of Purchase, Redemption and Exchange Policies
                and Procedures ............................................   15
        Distribution Policy: Dividend and Capital Gains Distributions .....   17

COMPARISON OF PRINCIPAL INVESTMENT RISKS ..................................   18
        Risks .............................................................   18
        Significant Differences ...........................................   21
        Information Regarding the S&P 500/BARRA Growth Index ..............   21

INFORMATION RELATING TO THE REORGANIZATIONS ...............................   21
        Description of the Reorganizations ................................   21
        Costs of the Reorganizations ......................................   22
        Federal Income Taxes ..............................................   22
        Capitalization ....................................................   23
REASONS FOR THE REORGANIZATIONS ...........................................   24

SHAREHOLDER RIGHTS ........................................................   26
        General Information ...............................................   26
        Authorized Shares .................................................   26
        Voting Rights .....................................................   27
        Shareholder Meetings ..............................................   27
        Election and Term of Directors ....................................   27
        Shareholder Liability .............................................   27
        Director and Officer Liability and Indemnification ................   27

MORE INFORMATION ABOUT THE FUNDS ..........................................   28
        Financial Highlights ..............................................   28

BOARD RECOMMENDATION ......................................................   28

VOTING MATTERS ............................................................   28
        General Information ...............................................   28
        Voting Rights and Required Vote ...................................   28
        Record Date and Outstanding Shares ................................   29
        Security Ownership of Certain Beneficial Owners and Management ....   29

OTHER BUSINESS ............................................................   30

SHAREHOLDER INQUIRIES .....................................................   30

EXHIBIT A - PLAN OF REORGANIZATION ........................................  A-1

EXHIBIT B - OPPORTUNITY FUND CHANGES ......................................  B-1

EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE GOVERNMENT SECURITIES,
        GROWTH AND OPPORTUNITY FUNDS ......................................  C-1

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

                                    SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Bond Fund, Core Mid Cap Fund and Growth Index Fund (each an "Acquired Fund") with those of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund (each an "Acquiring Fund"), respectively. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Funds' Prospectus, as it may be amended and/or supplemented.

THE REORGANIZATION

BACKGROUND. Pursuant to the Reorganization Plan (attached as Exhibit A), each Acquired Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund. Holders of Class A, Class B and Class C shares of the Core Mid Cap Fund and Growth Index Fund will receive Class A, Class B or Class C shares of the Mid Cap Growth Fund and Opportunity Fund, respectively. Holders of Class A and Class B shares of the Bond Fund will receive Class A shares of the Government Securities Fund. Shares of each Acquired Fund will be cancelled. None of the transactions will be subject to any front-end or contingent deferred sales charges or redemption fees. The result of each Reorganization is that shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. No Reorganization will affect your right to purchase and redeem shares, to exchange among other Sentinel Funds with which you would have been able to exchange prior to that Reorganization, and to receive dividends and other distributions.

For each Reorganization, an amendment (each an "Amendment") to the Charter is necessary to effect that Reorganization. Each Amendment cancels the issued and outstanding shares of the applicable Acquired Fund and returns those shares to authorized but unissued shares of the Corporation without classification or designation. Each Amendment also reclassifies the remaining authorized but unissued shares of the applicable Acquired Fund as stock of the Corporation without classification or designation. A form of Amendment with respect to each Reorganization is included in the Reorganization Plan contained in Exhibit A. Approval of a Reorganization also constitutes approval of the corresponding Amendment.

TAX CONSEQUENCES. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If a Reorganization so qualifies, shareholders of each applicable Acquired Fund will not recognize a gain or a loss for federal income tax purposes in the transactions contemplated by that Reorganization. However, each Acquired Fund will declare a dividend just prior to its Reorganization, which may result in taxable income to that Acquired Fund's shareholders.

RISK FACTORS. Both the Core Mid Cap and Mid Cap Growth Funds are principally subject to the risks of the stock market and stock selection, derivatives, foreign securities, growth stocks, investment style, repurchase agreements, stocks of smaller companies and taking a temporary defensive position. The Mid Cap Growth Fund is also subject to increased costs related to high portfolio turnover.

Both the Bond and Government Securities Funds are principally subject to the risks of bonds, derivatives, dollar rolls, mortgage-backed securities and repurchase agreements. Both Funds are also subject to increased costs related to high portfolio turnover. The Bond Fund is also principally subject to the risks of foreign securities, lower-quality bonds, restricted and illiquid securities and zero coupon and similar bonds.

Both the Growth Index and Opportunity Funds are principally subject to the risks of the stock market, derivatives, growth stocks, growth-style investing, repurchase agreements, and taking a temporary defensive position. Both Funds are also subject to the risk of stock selection, but the Growth Index Fund's stock selection is limited to the stocks included in the S&P 500/BARRA Growth Index. The Growth Index Fund is also principally subject to the risks of index-investing. The Opportunity Fund is also subject to increased costs related to high portfolio turnover.

BOARD RECOMMENDATION. The Board, including the Directors who are not "interested persons" within the meaning of Section 2(a) (19) of the 1940 Act ("Independent Directors"), has concluded that each Reorganization and Amendment is advisable and in the best interests of the Corporation and the applicable Acquired Fund and its shareholders, and that the interests of existing shareholders in each Fund would not be diluted as a result of the transactions contemplated by each Reorganization.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION OF YOUR FUND.

THE CORPORATION. The Funds are series of the Corporation, an open-end management investment company, which was organized as a Maryland corporation on December 5, 1933. The Corporation offers redeemable shares in different classes and/or series. The Core Mid Cap Fund, Growth Index Fund, Mid Cap Growth Fund and Opportunity Fund each offer Class A, Class B and Class C shares. The Bond Fund offers Class A and Class B shares. The Government Securities Fund offers Class A shares.

FEES AND EXPENSES. As an investor, you pay fees and expenses to buy and hold shares of a Fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of a Fund. The PRO FORMA line items show expenses of the Acquiring Fund as if the Reorganization had occurred on December 1, 2003. Expenses for the Core Mid Cap Fund have been annualized since the Fund's inception on March 25, 2004. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred during each Funds' fiscal period ended November 30, 2004. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

SHAREHOLDER FEES
                       MAXIMUM SALES        MAXIMUM CDSC    MAXIMUM CDSC
FUND                   CHARGE (CLASS A)     (CLASS B)       (CLASS C)         REDEMPTION FEE
--------------------------------------------------------------------------------------------------
Bond                      4.00%(1)            4.00%(2)         --          2% on excessive trading
Government Securities     2.00%(1)            --               --          2% on excessive trading
Core Mid Cap              5.00%(1)            4.00%           1.00%        2% on excessive trading
Mid Cap Growth            5.00%(1)            4.00%           1.00%        2% on excessive trading
Growth Index              2.50%(1)            2.50%           1.00%        2% on excessive trading
Opportunity               5.00%(1)            4.00%           1.00%        2% on excessive trading


ANNUAL FUND OPERATING EXPENSES
                                      MANAGEMENT       12B-1           OTHER    TOTAL ANNUAL
FUND                                     FEE            FEE           EXPENSES    EXPENSES
Bond
  Class A                               0.50%(3)         0.20%         0.27%       0.97%
  Class B                               0.50%(3)         1.00%         0.42%       1.92%
Government Securities
  Class A                               0.50%(3)         0.20%         0.28%       0.98%
PRO FORMA - Government Securities
  Class A                               0.50%(3)         0.20%         0.26%       0.96%(4)
Core Mid Cap
  Class A                               0.75%(5)         0.17%(7)      0.52%       1.44%
  Class B                               0.75%(5)         0.90%(7)      1.14%       2.79%
  Class C                               0.75%(5)         0.88%(7)      0.86%       2.49%
Mid Cap Growth
  Class A                               0.58%(6)         0.30%         0.36%       1.24%
  Class B                               0.58%(6)         1.00%         0.62%       2.20%
  Class C                               0.58%(6)         1.00%         1.03%       2.61%


                                                                        TOTAL
                             MANAGEMENT          12B-1       OTHER      ANNUAL
FUND                            FEE               FEE       EXPENSES   EXPENSES
--------------------------------------------------------------------------------
PRO FORMA - Mid Cap Growth
  Class A                      0.58%(6)         0.29%(7)      0.34%    1.21%(4)
  Class B                      0.58%(6)         1.00%(7)      0.60%    2.18%(4)
  Class C                      0.58%(6)         0.97%(7)      0.89%    2.44%(4)
Growth Index
  Class A                      0.30%            0.16%(6)      0.35%    0.81%(9)
  Class B                      0.30%            0.75%         0.66%    1.71%(9)
  Class C                      0.30%            1.00%         0.95%    2.25%(9)
Opportunity
  Class A                      0.75%(10,11)     0.30%         0.70%    1.75%(11)
  Class B                      0.75%(10,11)     1.00%         1.05%    2.80%(11)
  Class C                      0.75%(10,11)     1.00%         0.98%    2.73%(11)
PRO FORMA - Opportunity
  Class A                      0.75%(10)        0.30%         0.35%    1.40%(12)
  Class B                      0.75%(10)        1.00%         0.65%    2.40%(12)
  Class C                      0.75%(10)        1.00%         0.72%    2.47%(12)

--------------

(1) A deferred sales charge is assessed on certain redemptions of Class A shares made within eighteen months of purchase if they were purchased without an initial sales charge as part of an investment of $1,000,000 or more.
(2) Class A shares of the Government Securities Fund issued to Bond Fund Class B shareholders in the Reorganization would not be subject to a CDSC.
(3) The management fee is subject to a breakpoint schedule under which SAC receives 0.55% on the first $200 million, 0.50% on the next $200 million and 0.45% in excess of $400 million on the aggregate average daily assets of the Bond, Government Securities, Sentinel New York Tax-Free Income and Sentinel Short Maturity Government Securities Funds, each a series of the Corporation.
(4) PRO FORMA Total Annual Expenses do not include the estimated costs of the Reorganizations to each Fund. In addition, if the applicable Reorganization is approved, affiliates of SAC may decide to redeem their investment in the Core Mid Cap Fund and Growth Index Fund. If the costs of the Reorganization and the effect of the redemption of the SAC affiliate investment were included, Pro Forma Total Annual Expenses would be 0.98% for the Class A shares of the Government Securities Fund; 1.27% for the Class A shares, 2.23% for the Class B shares and 2.51% for the Class C shares of the Mid Cap Growth Fund; and 1.42% for the Class A shares, 2.43% for the Class B shares and 2.50% for the Class C shares of the Opportunity Fund.
(5) The management fee is subject to a breakpoint schedule under which SAC receives 0.75% on the first $500 million and 0.70% in excess of $500 million on the average daily net assets of the Core Mid Cap Fund.
(6) The management fee is subject to a breakpoint schedule under which SAC receives 0.70% on the first $200 million, 0.65% on the next $100 million, 0.60% on the next $100 million and 0.55% in excess of $400 million on the aggregate average daily assets of the Mid Cap Growth, Sentinel Balanced, Sentinel International Equity and Sentinel Small Company Funds, each a series of the Corporation.
(7) The Fund is authorized to charge a 12b-1 fee of 0.30% on Class A shares and 1.00% on Class B and Class C shares. Affiliates of SAC held investments in the Fund for the period on which 12b-1 fees were not assessed. If 12b-1 fees had been assessed on all of the Fund's assets, the Total Annual Expenses for the Fund's Class A, Class B and Class C shares would have been 1.57%, 2.89% and 2.61%, respectively. Pro forma Total Annual Expenses for the Mid Cap Growth Fund's Class A, Class B and Class C shares would be 1.22%, 2.18% and 2.47%, respectively.
(8) The Fund is authorized to charge a 0.20% 12b-1 fee on Class A shares of the Fund. Affiliates of SAC held investments in the Fund for the period on which 12b-1 fees were not assessed. If 12b-1 fees had been assessed on all of the Fund's assets, the Total Annual Expenses of the Fund's Class A shares would have been 0.85%.
(9) SAC has agreed to waive fees or reimburse expenses from March 4, 2005 until November 30, 2005 to keep Total Annual Expenses, after expense offsets, for Class A shares of the Growth Index Fund at no more than 0.65%. The Fund's Class B and Class C shares will also benefit from any waiver of advisory fees resulting from the Class A shares fee arrangement.
(10) The management fee is subject to a breakpoint schedule under which SAC receives for the Opportunity Fund 0.75% on the first $500 million and 0.70% in excess of $500 million.
(11) Expenses have been restated as if the contractual reduction in the management fee from 0.90% to 0.75% effective January 1, 2004 had been in effect for the entire fiscal year 2004.
(12) SAC has agreed to waive fees and/or reimburse expenses to keep Total Annual Expenses for the Class A shares of the Opportunity Fund at no more than 1.30% for twelve months after the Reorganization of the Growth Index Fund and the Opportunity Fund. The Opportunity Fund's Class B and Class C shares will also benefit from any waiver of advisory fees resulting from the Class A shares fee arrangement.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT THE WAIVERS OR REIMBURSEMENTS.


FUND / CLASS                                1 YEAR    3 YEARS   5 YEARS 10 YEARS
--------------------------------------------------------------------------------
Bond
  Class A                                   $  495    $  697    $  915    $1,542
  Class B (if you redeem)                      595       903     1,237     1,768
  Class B (if you do not redeem)               195       603     1,037     1,768
--------------------------------------------------------------------------------
Government Securities
  Class A(1)                                $  298    $  506    $  731    $1,377
--------------------------------------------------------------------------------
Pro Forma - Government Securities
  Class A                                   $  296    $  500    $  720    $1,354
--------------------------------------------------------------------------------
Core Mid Cap
  Class A                                   $  639    $  933    $1,248    $2,138
  Class B (if you redeem)                      682     1,165     1,674     2,494
  Class B (if you do not redeem)               282       865     1,474     2,494
  Class C (if you redeem)                      352       776     1,326     2,826
  Class C (if you do not redeem)               252       776     1,326     2,826
--------------------------------------------------------------------------------
Mid Cap Growth
  Class A                                   $  620    $  874    $1,147    $1,925
  Class B (if you redeem)                      623       988     1,380     2,067
  Class B (if you do not redeem)               223       688     1,180     2,067
  Class C (if you redeem)                      364       811     1,385     2,944
  Class C (if you do not redeem)               264       811     1,385     2,944
--------------------------------------------------------------------------------
Pro Forma - Mid Cap Growth
  Class A                                   $  617    $  865    $1,132    $1,893
  Class B (if you redeem)                      621       982     1,369     2,040
  Class B (if you do not redeem)               221       682     1,169     2,040
  Class C (if you redeem)                      347       761     1,301     2,776
  Class C (if you do not redeem)               247       761     1,301     2,776
--------------------------------------------------------------------------------
Growth Index
  Class A                                   $  331    $  502    $  688    $1,227
  Class B (if you redeem)                      424       739     1,053     1,560
  Class B (if you do not redeem)               174       539       928     1,560
  Class C (if you redeem)                      328       703     1,205     2,585
  Class C (if you do not redeem)               228       703     1,205     2,585
--------------------------------------------------------------------------------
Opportunity
  Class A                                   $  670    $1,026    $1,406    $2,469
  Class B (if you redeem)                      684     1,171     1,684     2,656
  Class B (if you do not redeem)               284       871     1,484     2,656
  Class C (if you redeem)                      377       850     1,450     3,070
  Class C (if you do not redeem)               277       850     1,450     3,070
--------------------------------------------------------------------------------
Pro Forma - Opportunity
  Class A                                   $  635    $  921    $1,227    $2,096
  Class B (if you redeem)                      643     1,048     1,480     2,259
  Class B (if you do not redeem)               243       748     1,280     2,259
  Class C (if you redeem)                      350       770     1,316     2,806
  Class C (if you do not redeem)               250       770     1,316     2,806
--------------------------------------------------------------------------------

1 The Example has been restated as if the decrease in the maximum initial sales charge applicable to Class A shares of the Fund effective March 31, 2005 was in effect for fiscal year 2004.

1 The Example has been restated as if the decrease in the maximum initial sales charge applicable to Class A shares of the Fund effective March 31, 2005 was in effect for fiscal year 2004.

                                                                6
INVESTMENT ADVISOR AND PORTFOLIO MANAGERS. SAC is the investment advisor to each of the Funds and is registered as an investment advisor under the 1940 Act. SAC is a partnership of affiliates of National Life Insurance Company and Penn Mutual Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604.

As compensation for its advisory services, each Fund pays SAC a management fee at the annual rate specified below of the average daily net assets of that Fund (or the aggregate daily net assets of that Fund and several other Sentinel Funds(1)).


                                                                IN EXCESS OF
FUND              FIRST $200 MILLION    NEXT $200 MILLION       $400 MILLION
--------------------------------------------------------------------------------
Bond                    0.55%                 0.50%                  0.45%
Government Securities   0.55%                 0.50%                  0.45%
--------------------------------------------------------------------------------

                    FIRST $200    NEXT $100    NEXT $100    NEXT $100  IN EXCESS OF
FUND                 MILLION       MILLION     MILLION      MILLION    $500 MILLION
-----------------------------------------------------------------------------------
Core Mid Cap         0.75%         0.75%        0.75%        0.75%      0.70%
Mid Cap Growth       0.70%         0.65%        0.60%        0.55%      0.55%
-----------------------------------------------------------------------------------

FUND                 FIRST $500 MILLION              IN EXCESS OF $500 MILLION
--------------------------------------------------------------------------------
Growth Index(2)            0.30%                             0.30%
Opportunity                0.75%                             0.70%
--------------------------------------------------------------------------------

---------------
1 For the Bond and Government Securities Funds, the fee is charged on the aggregate average daily net assets of the Bond, Government Securities, Sentinel New York Tax-Free Income and Sentinel Short Maturity Government Funds. For the Mid Cap Growth Fund, the fee is charged on the aggregate daily net assets of the Mid Cap Growth, Sentinel Balanced, Sentinel International Equity and Sentinel Small Company Funds.

2 SAC currently waives all or a portion of its advisory fees for the Growth Index Fund. The effective advisory fee rate in the fiscal year ended November 30, 2004, after taking these waivers into account, was 0.14%.

SAC's staff is organized as four teams (three equity and one fixed income) - a Large Cap Team, a Mid Cap Growth Team, a Small Cap Team and a Fixed-Income Team. The Large Cap Team is headed by Daniel J. Manion. The Mid Cap Growth Team is headed by Robert L. Lee. The Small Cap Team is headed by Charles C. Schwartz. The three equity teams are supported by five additional equity analysts. David
M. Brownlee and Thomas H. Brownell are co-heads of the Fixed Income Team, which includes two other portfolio managers and three fixed-income research professionals. The money market team has two money market traders.

The following individuals are the portfolio managers for the Funds:

BOND AND GOVERNMENT SECURITIES FUNDS
Mr. Brownlee has been associated with SAC since 1993 and has managed the Bond Fund since 2001 and the Government Securities Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

CORE MID CAP FUND
Mr. Schwartz has been associated with SAC since 1996 and has managed the Core Mid Cap Fund since 2004. Mr. Schwartz holds the Chartered Financial Analyst designation.

GROWTH AND OPPORTUNITY FUND
Mr. Lee has been associated with the SAC since 1993 and has managed the Mid Cap Growth Fund since 1993 and the Opportunity Fund since 2003. Mr. Lee holds the Chartered Financial Analyst designation.

Mr. Manion is expected to become a co-manager of the Opportunity Fund effective at the time of the Reorganization. Mr. Manion has been associated with SAC since 1993 and is the Director of Equity Research for SAC. Mr. Manion holds the Chartered Financial Analyst designation.

GROWTH INDEX FUND

Mr. Peter W. Lert, Ph.D. has been a Vice President of SAC since 2004 and has managed the Growth Index Fund since 2005. Prior to joining SAC, he was an investment professional with State Street Global Advisors from 2002 to 2003, and with Fidelity Investments from 1992 to 2002. Mr. Lert holds the Chartered Financial Analyst designation.

The Funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES. This section will help you compare the principal investment objectives and policies of each Fund. NOTE, IF THE REORGANIZATION IS APPROVED, THE OPPORTUNITY FUND WILL MAKE CERTAIN CHANGES TO ITS CURRENT PRINCIPAL INVESTMENT STRATEGIES AND POLICIES, AS SHOWN IN EXHIBIT B. IT IS THESE REVISED STRATEGIES AND POLICIES THAT ARE DISCUSSED BELOW. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's Prospectus, as they may be amended and/or supplemented.

BOND FUND
Principal Investment Objective
------------------------------
Seeks high current income while seeking to control risk.

Principal Investment Strategies
-------------------------------
Invests mainly in investment grade bonds. The Fund invests exclusively in fixed-income securities, and to a limited extent in related derivatives. At least 80% of the Fund's assets will normally be invested in the following types of bonds (1) corporate bonds that at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization; (2) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities; (3) debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and (4) debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that SAC believes have investment qualities comparable to investment grade corporate securities.

The Fund may also invest in other fixed-income securities, such as straight or convertible debt securities and straight or convertible preferred stocks. The Fund will invest no more than 20% of its total assets in lower-quality bonds. The Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government securities. In applying this limitation, SAC classifies utility companies according to their services, and financial services companies according to the end users of their services (e.g., natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance).

GOVERNMENT SECURITIES FUND
Principal Investment Objective
------------------------------
Seeks high current income while seeking to control risk.

Principal Investment Strategies
-------------------------------
Invests mainly in U.S. Government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. Government, and obligations of U.S. Government agencies and instrumentalities. Normally, the Fund invests at least 80% of its assets in government securities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. Government securities. SAC will choose the types of U.S. Government securities that it believes will provide the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund may make unlimited investments in mortgage-backed U.S. Government securities, including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. Government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period,

BOND FUND

GOVERNMENT SECURITIES FUND
or that had limited original terms. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest.

The Fund may engage in the "dollar roll" transactions. The Fund also may use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. Government securities, and only in aggregate amounts of not more than 25% of the Fund's net assets.

In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

PRIMARY DIFFERENCE. The primary difference between the Funds is that the Bond Fund may invest in bonds other than U.S. Government bonds as well as convertible debt securities, straight or convertible preferred stocks and lower-quality bonds in addition to the types of securities in which the Government Securities Fund can invest.

--------------------------------------------------------------------------------

CORE MID CAP FUND
Principal Investment Objective
------------------------------
Seeks capital appreciation.

Principal Investment Strategies
-------------------------------
Invests primarily in common stocks of mid-sized companies that SAC believes have superior business models, attractive growth potential, and are attractively valued. SAC focuses on companies that it believes are attractive, but may either be, or have grown to be, too large to be appropriate for investment by the Sentinel Small Company Fund. The Fund will invest at least 80% of its assets in stocks whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization that is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. Market capitalization is the total value of all the outstanding shares of common stock of a company. As of July 12, 2005, the market capitalization of the Standard and Poor's 400 Midcap Index ranged from $335 million to just over $12 billion and the Russell Midcap Index ranged from $826 million to just over $15 billion. No more than 25% of the Fund's assets may be invested in securities within a single industry.

The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if SAC believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

MID CAP GROWTH FUND
Principal Investment Objective
------------------------------
Seeks growth of capital.

Principal Investment Strategies
-------------------------------
Focuses its investments in common stocks of mid-sized growing companies. SAC tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund normally seeks to invest in companies that, on average, have earnings growth rates which are higher than its benchmarks, have price/earnings ratios lower than its benchmarks, and have returns on equity above those of the benchmarks. The Fund will invest at least 80% of its assets in stocks whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization that is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of July 12, 2005, the market capitalization of the Standard and Poor's 400 Midcap Index ranged from $335 million to just over $12 billion and the Russell Midcap Index ranged from $826 million to just over $15 billion. Income is not a factor in selecting investments.

SAC emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is likely that the Fund's turnover rate may exceed 100% annually.

PRIMARY DIFFERENCES. The primary differences between the Funds are that (1) the Mid Cap Growth Fund will tend to have much higher portfolio turnover than the Core Mid Cap Fund and (2) the index that the Mid Cap Growth Fund uses as its benchmark consists of higher growth portions of the stock market than the index the Core Mid Cap Fund uses as its benchmark.

GROWTH INDEX FUND
Principal Investment Objective
------------------------------
Seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index.

Principal Investment Strategies
-------------------------------
The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It intends normally to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

The Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, it holds, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

The Fund invests broadly in the stocks of those large numbers of companies included in the S&P 500/BARRA Growth Index. However, if the S&P 500/BARRA Growth Index is concentrated in a handful of very large companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. By tracking the composition of the S&P 500/BARRA Growth Index, the Fund may be "non-diversified" under SEC standards, although it will normally hold more than 100 stock positions.

It is anticipated that the Fund will have relatively small portfolio turnover.

OPPORTUNITY FUND
Principal Investment Objective
------------------------------
Seeks long-term capital appreciation.

Principal Investment Strategies
-------------------------------
Invests at least 65% of its assets in "growth" stocks of large-capitalization companies that are listed on U.S. exchanges or in the over-the-counter market. Income is not an important factor in selecting investments.

Comprehensive Screens - we use a multi-factor model to narrow down a starting universe of 8,000 companies to a list of about 400 stocks that meet our key criteria: high returns on equity, above-average earnings growth, low multiples of free cash flow and modest price-earnings multiples.

Proprietary Valuation Model - our model compares each stock's current price to the discounted present value for that stock. We then rank all 400 of our pre-screened stocks based on their upside and downside potential versus our estimate of fair value.

Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund does not intend to concentrate in any one industry, it may focus in certain broad sectors, such as technology. The Fund is actively managed. It is possible the Fund's turnover rate may exceed 100% annually. The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if SAC believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may invest in portfolio depositary receipts up to 5% of its total assets.

PRIMARY DIFFERENCES. The primary differences between the Funds is that (1) the Growth Index Fund is not actively managed, but rather attempts to track an index while the Opportunity Fund is actively managed and its investments are not limited by the universe of a particular index and (2) the Opportunity Fund's investment strategy is unlikely to cause the Fund to be considered "non-diversified" under SEC standards. Also note, the Opportunity Fund's portfolio turnover may be significantly lower for a period after this Reorganization than it otherwise would be in an effort to meet certain requirements related to the Reorganization qualifying as federal income tax free.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS. SFSC is the principal underwriter and distributor for each of the Funds pursuant to a written agreement. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act for its Class A, Class B and Class C shares. In all cases, the plans reimburse SFSC for expenses actually incurred in distributing the Funds. Equity Services, Inc., Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are affiliates of the partners of SAC, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of the Funds' shares. SFSC will reimburse all broker-dealers who agree with SFSC to undertake activities designed to specifically promote the Funds, for costs incurred by these broker-dealers in the course of these activities. SAC, SFSC or their affiliates also make payments out of their own resources to selected broker-dealers, banks and other financial intermediaries for providing services intended to result in the sale of Fund shares, for shareholder servicing activities and/or other activities linked to the distribution of Fund shares.

CLASS A SHARES. All of the Funds offer Class A shares. Class A shares are authorized to pay 12b-1 service fees of up to 0.20% of the Growth Index Fund's and 0.30% of the other Funds' average daily net assets attributable to Class A shares. The Core Mid Cap Fund's and Growth Index Fund's Class A shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee on the Class A shares of the Core Mid Cap Fund of less than 0.30% and of the Growth Index Fund of less than 0.20%, for so long as National Life maintains its investment. These fees reimburse SFSC for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by SFSC to other broker-dealers up to the maximum annual rate. No service fee is paid with respect to Fund shares purchased prior to March 1, 1993. Class A shares charge a front-end sales load at the time of purchase as shown below.

BOND FUND

                          SALES CHARGE AS A PERCENTAGE OF:
                          --------------------------------------------------------------
SALE SIZE                 OFFERING PRICE      NET AMOUNT INVESTED     DEALER REALLOWANCE
----------------------------------------------------------------------------------------
$0 to $99,999                 4.00%               4.17%                   4.00%
$100,000 to $249,999          3.50%               3.63%                   3.25%
$250,000 to $499,999          2.50%               2.56%                   2.25%
$500,000 to $999,999          2.00%               2.04%                   1.75%
$1,000,000 or more            -0-                 -0-                     -0-
----------------------------------------------------------------------------------------

GOVERNMENT SECURITIES FUND

                          SALES CHARGE AS A PERCENTAGE OF:
                          --------------------------------------------------------------
SALE SIZE                 OFFERING PRICE      NET AMOUNT INVESTED     DEALER REALLOWANCE
----------------------------------------------------------------------------------------
$0 to $999,999                2.00%               2.04%                   1.75%
$1,000,000 or more            -0-                 -0-                     -0-
----------------------------------------------------------------------------------------

CORE MID CAP, MID CAP GROWTH AND OPPORTUNITY FUNDS

                          SALES CHARGE AS A PERCENTAGE OF:
                          --------------------------------------------------------------
SALE SIZE                 OFFERING PRICE      NET AMOUNT INVESTED     DEALER REALLOWANCE
----------------------------------------------------------------------------------------
$0 to $99,999                 5.00%               5.26%                   4.50%
$100,000 to $249,999          4.00%               4.17%                   3.75%
$250,000 to $499,999          2.50%               2.56%                   2.25%
$500,000 to $999,999          2.00%               2.04%                   1.75%
$1,000,000 or more            -0-                 -0-                     -0-
----------------------------------------------------------------------------------------

GROWTH INDEX FUND

                          SALES CHARGE AS A PERCENTAGE OF:
                          --------------------------------------------------------------
SALE SIZE                 OFFERING PRICE      NET AMOUNT INVESTED     DEALER REALLOWANCE
----------------------------------------------------------------------------------------
$0 to $499,999                2.50%                2.56%                     2.25%
$500,000 to $999,999          2.00%                2.04%                     1.75%
$1,000,000 or more            -0-                  -0-                       -0-
----------------------------------------------------------------------------------------



In cases in which there is no sales charge because the purchase was $1,000,000 or more, SFSC will pay dealers compensation of 1.00% for sales of up to $14,999,999 for the Core Mid Cap and Mid Cap Growth Funds and $4,999,999 for the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a 1% CDSC if redeemed within one year, or 0.5% if redeemed in the second year. For sales in excess of these amounts, SFSC will individually negotiate dealer compensation and CDSCs. After the second year, there will be no CDSC. Any CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. SFSC receives the entire amount of any CDSC paid. The CDSC is waived in the circumstances described below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

RIGHT OF ACCUMULATION. Quantity discounts begin with investments in Class A of $500,000 or more for the Growth Index Fund and $100,000 or more for the other Funds. Quantity discounts are based on the current offering price of the total of all classes of shares purchased at any time in the past, if such purchases were made by you, your spouse or minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. If you notify SFSC that you have purchased a Sentinel Advantage Variable Annuity contract issued by National Life Insurance Company prior to a Sentinel Funds purchase, the Funds will count the current value of your investments in your Sentinel Advantage Variable Annuity as if they were investments in the Funds for purposes of the right of accumulation. Eligible accounts include personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary.

LETTER OF INTENT. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments that include Class A shares, and if the total of the offering price of all such investments is $500,000 or more for the Growth Index Fund and $100,000 or more for the other Funds over a period of 13 months (30 months in the case of corporate qualified plans). You may use a letter of intent to obtain a reduced CDSC for Class B shares if you plan to make investments that include Class B shares, and if the total of the offering price of all such investments is $250,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). If you notify SFSC, we will count the current value of your investments in a Sentinel Advantage Variable Annuity contract toward the intended purchases under the letter of intent. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

AG&T ADVANTAGE PROGRAM. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans, for which American Guaranty & Trust Company is the custodian, may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

NET ASSET VALUE PURCHASES. You may purchase Class A shares of the Funds at net asset value if you are (a) a current or former Director of the Sentinel Funds or predecessor funds; (b) a current and former employee or Director of the general partners of SAC or its affiliates or for the National Life Insurance Company employee benefit plans; (c) directors, employees and clients of the Sentinel Funds' sub-advisors; (d) directors and employees of Beneficial Life Insurance Company, and other strategic partners of SAC and/or SFSC; (e) registered representatives and other employees of securities dealers that have entered into a sales agreement with SFSC; (f) members of the immediate families of, or survivors of, all of these individuals; (g) non-profit organizations with which any of these persons are actively involved; and (h) purchasers who are investing section 403(b) loan principal repayments.

OTHER WAIVERS OF FRONT END LOADS. We also waive the front end load where purchasers demonstrate that they are included in one of the following groups:
(a) investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor; (b) clients of trust companies who have entered into an agreement with SFSC under which all their clients are eligible to buy Class A shares at net asset value; (c) investments being transferred from individually managed trust accounts at American Guaranty & Trust Company (in this event, SFSC may negotiate a compensation arrangement for broker-dealers who facilitate group transfers of assets on a net asset value basis under this provision); (d) qualified pension, profit-sharing or other employee benefit plans that have entered into a record-keeping services agreement offered by SASC, which offer multiple fund family investment options; and (e) qualified pension, profit-sharing or other employee benefit plans, if the total amount invested in the plan is at least $1,000,000, the sponsor signs a $1,000,000 letter of intent, or the shares are purchased by an employer-sponsored plan with at least 100 eligible employees, and all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with SFSC to use the Funds in connection with the accounts. SFSC may pay dealers for monthly net sales of the Funds sold at net asset value to an employee benefit plan in accordance with the last item on the list above, as follows: 1% of the first $10 million of these purchases, plus 0.50% of the next $10 million of these purchases, plus 0.25% of amounts in excess of $20 million of these purchases.

You may be charged a transaction fee by a broker or agent if you effect transactions in Fund shares through a broker or agent. More information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com and in the Funds' Statement of Additional Information, which is available on request.

If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

CLASS A SHARES OF EACH ACQUIRING FUND ISSUED IN A REORGANIZATION WILL MAINTAIN THE HOLDING PERIOD OF THE CORRESPONDING ACQUIRED FUND CLASS A SHARES FOR SALES CHARGE PURPOSES.

CLASS B SHARES. The Bond, Core Mid Cap, Growth Index, Mid Cap Growth and Opportunity Funds offer Class B shares. Class B shares are authorized to pay 12b-1 service fees of up to 0.75% for the Growth Index Fund's and 1.00% of the other Fund's average daily net assets attributable to Class B shares. The Core Mid Cap Fund's Class B shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee on the Class B shares of the Core Mid Cap Fund of less than 1.00%. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name. For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed below. Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below:

BOND, CORE MID CAP, MID CAP GROWTH AND OPPORTUNITY FUNDS

                              CDSC PERCENTAGE
                              --------------------------------------------------
                              YEAR SINCE PURCHASE PAYMENT WAS MADE
--------------------------------------------------------------------------------
PURCHASE AMOUNT               1ST       2ND     3RD      4TH      5TH      6TH
up to $249,999                4%        4%      3%       2%       2%       1%
$250,000 to $499,999          3.5%      3%      2%       1%       1%       --
$500,000 to $999,999          3%        2%      1%       1%       --       --
--------------------------------------------------------------------------------

GROWTH INDEX FUND
                              CDSC PERCENTAGE
                              --------------------------------------------------
                              YEAR SINCE PURCHASE PAYMENT WAS MADE
--------------------------------------------------------------------------------
PURCHASE AMOUNT               1ST       2ND      3RD     4TH      5TH      6TH
up to $500,000                2.5%      2.5%     2%      1.5%     1.25%    0.50%
$500,000 to $999,999          2%        2%       1%      1%       --        --
--------------------------------------------------------------------------------

In determining whether a CDSC is payable, we take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether a CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. SFSC receives any CDSC imposed on a redemption of Class B shares. Because the CDSC may be lower and the conversion to Class A shares may be faster for purchases of over $250,000, you should consider whether you would benefit from the right of accumulation or a letter of intent in connection with the purchase of Class B shares. These privileges operate in the same way as the similar privileges which permit reduced initial sales charges on Class A shares.

Class B shares automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $500,000 for the Growth Index Fund or $249,999 for the other Funds, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999 (except for the Growth Index Fund), the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.

SFSC pays selling broker-dealers, at the time you purchase Class B shares, the percentages of the aggregate purchase amount shown below (including purchases of Class A, Class C and Class D shares of any Sentinel Fund under a right of accumulation or letter of intent):

                                BROKER-DEALER PAYMENT
AMOUNT OF PURCHASE PAYMENT      GROWTH INDEX FUND           ALL OTHER FUNDS
--------------------------------------------------------------------------------
Up to $249,999                       2.5%                        4.0%
$250,000 to $499,999                 2.5%                        2.5%
$500,000 to $999,999                 2.0%                        2.0%
--------------------------------------------------------------------------------

The Funds currently expect to cease offering new Class B shares of all the Funds which currently offer Class B shares on April 1, 2006. However, Class B shares purchased prior to that time are expected to remain outstanding as Class B shares until they would normally convert to Class A shares.

CLASS B SHARES OF EACH ACQUIRING FUND ISSUED IN A REORGANIZATION WILL MAINTAIN THE HOLDING PERIOD OF THE CORRESPONDING ACQUIRED FUND CLASS B SHARES AND WILL BE SUBJECT TO THAT ACQUIRED FUND'S CDSC SCHEDULE. ADDITIONAL SHARES OF EACH ACQUIRING FUND PURCHASED AFTER THE REORGANIZATION WILL BE SUBJECT TO THAT ACQUIRING FUND'S CDSC SCHEDULE. THE GOVERNMENT SECURITIES FUND CLASS A SHARES ISSUED IN EXCHANGE FOR THE BOND FUND CLASS B SHARES IN ITS REORGANIZATION WILL NOT BE SUBJECT TO A CDSC.

CLASS C SHARES. The Core Mid Cap, Growth Index, Mid Cap Growth and Opportunity Funds offer Class C shares. Class C shares are authorized to pay 12b-1 service fees of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. The Core Mid Cap Fund's Class C shares are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee on the Class C shares of the Core Mid Cap Fund of less than 1.00%. In the first year after the purchase SFSC keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling dealer. In subsequent years, the entire distribution fee will be paid to the selling dealer. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment. For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the lower of purchase price or the net asset value of the shares redeemed will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed below. We apply the same rules in determining a CDSC as we do for Class B shares. SFSC receives the entire amount of any CDSC paid.

If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Funds, except that you may also exchange into Class A shares of the Sentinel Money Market Fund ("Money Market Fund"). However, if you exchange Class C shares into Money Market Fund Class A shares within one year of your purchase of the Class C shares, and then subsequently redeem the Money Market Fund shares, you may pay a CDSC. Also, time during which assets are in the Class A shares of the Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Fund.

For all sales of Class C shares, SFSC intends to make payments to selling broker-dealers, at the time you purchase Class C shares, of amounts equal to 1% of the aggregate purchase amount.

CLASS C SHARES OF EACH ACQUIRING FUND ISSUED IN A REORGANIZATION WILL MAINTAIN THE HOLDING PERIOD OF THE CORRESPONDING ACQUIRED FUND CLASS C SHARES FOR CDSC PURPOSES.

For both Class B and Class C shares, a CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

1. Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

2. Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

3. Redemptions from qualified retirement accounts taken in equal or substantially equal periodic payments not to exceed life, or joint life expectancy and not otherwise subject to the 10% penalty tax for early withdrawal of Internal Revenue Code of 1986, as amended, section 72(t) ("Code");

4. Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code;

5. Redemption of shares acquired prior to September 13, 1999 in amounts up to 10% annually of the account's then current net asset value;

6. Redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 10% annually of the account's then net asset value;

7. For Class B share 401(k) plans administered by BYSIS, redemptions resulting from the termination of a participant's participation in the plan; and

8. Accounts owned by affiliates of SAC if SFSC has not paid an initial commission to a selling dealer.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES. The following highlights the purchase, redemption, and exchange policies and procedures of the Funds. For a more complete discussion of each share class' purchase, redemption, and exchange policies and procedures, please see the applicable section(s) of the Funds' Prospectus.

The price of Fund shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) and received by SFSC prior to the close of its business day will be priced at the net asset value determined that day. For all the Funds except the Growth Index Fund, the minimum initial investment is $1,000. The minimum subsequent investment is $50. For the Growth Index Fund, the minimum initial investment is $5,000. The minimum subsequent investment is $100. The minimum initial investment for IRA and other qualified retirement accounts for all Funds is also $1,000. You may also invest in all the Funds except the Growth Index Fund for as little as $50 or in the Growth Index Fund for as little as $100 using the Automatic Investment Plan.

For all Funds, purchases may be made by check, wire, dealer wire, online, telephone, government direct deposit, and payroll savings plan. Redemptions may be made by mail, dealer wire, online, telephone, or systematic withdrawal. Redemptions in the Bond and Government Securities Funds may also be made by writing a check. Exchanges of shares of one Fund for shares of the same class of another Fund, if offered, may be made by telephone, in writing or by automatic exchange. Initial purchases of less than $1 million of the Growth Index Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases into the other Funds must remain in an account for 15 days before they can be exchanged. Shares of other Sentinel Funds also may not be exchanged into shares of the same class of the Growth Index Fund within the first 90 days after the initial purchase of those other Sentinel Fund shares. Class C shares may be exchanged for Class A shares of the Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the Money Market Fund, a 1.00% CDSC may apply if the Money Market Fund shares are then redeemed). The Money Market Fund shares may be exchanged back into Class C shares at any time. Funds are only available for exchange for residents of states in which these Funds are registered. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

The Funds disclaim liability for unauthorized telephone instructions. We may modify or terminate the exchange privilege in accordance with the rules of the SEC (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

EXCESSIVE TRADING POLICY. Excessive trading, or market timing, by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a fund to retain more cash than the fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Sentinel Funds will not accommodate excessive trading in any Sentinel Fund other than the Money Market Fund, and they have therefore adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions in a Sentinel Fund other than the Money Market Fund within a rolling twelve-month period), or (ii) that a policyholder's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed. The policy does not apply to transactions attributable to systematic exchanges or dollar cost averaging. Investors who engage in certain types of regular transactions may be permitted to invest in the Funds if SAC determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of investors who may be permitted to invest under this provision are persons who make regular periodic investments in the Funds, persons who regularly rebalance their holdings in the Funds and persons who make pre-authorized withdrawals. The policy applies to all shareholders. However, Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts of 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected, or that the excessive trading fee will be imposed for such redemption requests.

NET ASSET VALUE. Net asset value for each Fund is calculated once each business day that the NYSE is open, at 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Board, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision. Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Board may value such securities at their fair value. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company announcement) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, or a natural disaster). The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B or Class C shares, reflecting the higher daily expense accruals of Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the Classes.

DISTRIBUTION POLICY AND TAXATION: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. The Core Mid Cap, Growth Index, Mid Cap Growth and Opportunity Funds distribute dividends and capital gains annually. The Bond and Government Securities Funds distribute dividends monthly and capital gains annually. Each Fund declares dividends of all of its daily net income to shareholders of record as of the close of business on the NYSE the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income. For each Fund, distributions of any net realized capital gains for a fiscal year are paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Sentinel Fund, any gain on the transaction may be subject to tax. The Funds make distributions that generally are taxed either as ordinary income or capital gains. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions generally will not be eligible for this reduced tax rate. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or the type of income is eligible for distribution without withholding and the particular Fund has elected to pay such distribution free of withholding.

Dividends and interest received may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. It is unlikely that a credit or deduction will be available to any Fund's shareholders with respect to such taxes. By law, your dividends of ordinary income, capital gains, distributions and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

The Bond, Government Securities, Mid Cap Growth and Opportunity Funds are actively managed. It is likely that each Fund's turnover rate may exceed 100% annually. High turnover may cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower. Note, however, the Opportunity Fund's portfolio turnover may be significantly lower for a period after this Reorganization than it otherwise would be in an effort to meet certain requirements related to the Reorganization qualifying as federal income tax free.

This section summarizes some of the consequences under current federal tax law and relevant state and local tax laws of investments in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the securities and investment techniques used by the Funds in the Funds' Statement of Additional Information. THE FOLLOWING ASSUMES THAT THE CHANGES TO THE OPPORTUNITY FUND'S INVESTMENT STRATEGIES AND POLICIES DISCUSSED EARLIER IN THIS PROXY STATEMENT/PROSPECTUS ARE EFFECTIVE.

RISKS. Each Fund is principally subject to the risks noted in the table below:

                                            GOVERNMENT    CORE MID   MID CAP   GROWTH
RISK                                BOND    SECURITIES      CAP      GROWTH     INDEX  OPPORTUNITY
--------------------------------------------------------------------------------------------------
Stock Market & Selection                                     X          X         X        X
Bonds                                 X        X
Derivatives                           X        X             X          X         X        X
Dollar Rolls                          X        X
Foreign Securities                    X                      X          X         X        X
Growth Stocks                                                X          X         X        X
Investment Style                                             X          X         X        X
Lower-Quality Bonds                   X
Mortgage-Backed Securities            X        X
Portfolio Turnover                    X        X                        X                  X
Repurchase Agreements                 X        X             X          X         X        X
Restricted & Illiquid Securities      X
Stocks of Smaller Companies                                  X          X
Temporary Defensive Position          X                      X          X         X        X
Tracking Error                                                                    X
Zero Coupon and Similar Bonds         X
--------------------------------------------------------------------------------------------------


STOCK MARKET AND SELECTION. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that SAC selects will underperform that stock market or other funds with similar investment objectives and investment strategies. The Growth Index Fund's stock selection risk is limited to the stocks included in the S&P 500/BARRA Growth Index.

BONDS. The market prices of bonds, including those issued by the U.S. Government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. The Bond Fund may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, SAC will determine whether selling it is in the shareholders' best interest. To arrive at this decision, SAC will consider, among other things, the market price, credit risk, and general market conditions.

DERIVATIVES. Each Fund may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. The Core Mid Cap, Mid Cap Growth and Opportunity Funds may hold up to 5% and the Growth Index Fund may hold up to 20% of the Fund's total assets in derivative positions. The Bond and Government Securities Funds may not purchase and sell futures or options if, immediately after purchase, the sum of the initial margin on existing futures positions plus the premiums paid for outstanding options exceeds 5% of the Fund's total assets. The Funds are not required to use hedging and may choose not to do so. If a Fund invests in derivative instruments, the Fund will be subject to the following risks: (a) credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund; (b) in the case of hedging uses, the derivative instrument will not fully offset the underlying positions; (c) liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market; and (d) in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

DOLLAR ROLLS. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high grade money market instruments. The Funds may only invest in covered rolls. The use of dollar rolls tends to increase the portfolio turnover of the Funds, and increases portfolio income.

FOREIGN SECURITIES. The Bond, Core Mid Cap, Growth Index, Mid Cap Growth and Opportunity Funds may invest in securities of foreign issuers, although only where they are trading in the United States, and only where trading is denominated in U.S. dollars. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, a Fund may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Fund had to sell securities to meet unanticipated cash requirements, it might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. With respect to the Fund's investments in European securities, any adverse developments in connection with the ongoing development of the European Economic and Monetary Union ("EMU") could potentially destabilize EMU. Such destabilization could adversely affect the Funds' European investments.

GROWTH STOCKS. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

INVESTMENT STYLE. The S&P 500/BARRA Growth Index is comprised of larger companies which in general are perceived by the stock market to have higher growth potential. The Growth Index Fund thus focuses on so-called "large-capitalization growth stocks." The Opportunity Fund also has a focus on "large-capitalization growth stocks." The Mid Cap Growth Fund focuses on "mid-capitalization growth stocks," while the Core Mid Cap Fund focuses on "mid-capitalization" stocks, and within this category it will not necessarily focus on growth or value stocks, but will invest in both types in accordance with SAC's sense of which securities of both categories are more attractive at the time. Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

LOWER-QUALITY BONDS. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Bond Fund may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Fund will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if SAC believes the quality of the bonds is higher than indicated by the rating. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating- or adjustable-rate bonds is less likely to be adversely affected by interest-rate changes than fixed-rate bonds. However, if interest rates fall, the Fund may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Fund may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on SAC's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher-rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Fund may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Fund before their maturity. If a call is exercised during a period of declining interest rates, the Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

MORTGAGE BACKED-SECURITIES. While the original maximum life of a mortgage-backed security can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled repayments of principal and payments of interest. If prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to other bonds of similar maturities. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA and FHLMC, to repay principal and to make interest payments on the securities in which the Bond and Government Securities Funds invest. In addition, certain of these securities are not backed by the full faith and credit of the U.S. government.

PORTFOLIO TURNOVER. It is likely that each of the Funds to which this risk applies will have turnover rates that may exceed 100% annually. High turnover would cause a Fund to incur higher trading costs, including more brokerage commissions, than a fund with a lower turnover rate, and may adversely impact returns.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

RESTRICTED AND ILLIQUID SECURITIES. SAC may determine that Rule 144A bonds are liquid securities under guidelines approved by the Board, and these Rule 144A bonds will not be subject to the prohibition on illiquid securities for the Bond Fund. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable. The Bond Fund will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of the Fund to go down.

STOCKS OF SMALLER COMPANIES. The stocks of small- and mid-sized companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

TEMPORARY DEFENSIVE POSITIONS. These Funds may be less-than fully invested in securities called for by its principal investment strategies if SAC feels that it is necessary under adverse market conditions to take a temporary defensive position. If this happens, these Funds may depart significantly or completely from their principal investment strategies and/or objectives. If a Fund takes a temporary defensive position, it may invest all or a large portion of its assets in U. S. government securities, high quality money market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective.

TRACKING ERROR. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund that are not precisely the same as in the S&P 500/BARRA Growth Index.

ZERO COUPON AND SIMILAR BONDS. The Bond Fund also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Fund may not get cash interest payments on these bonds, under existing tax law the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

SIGNIFICANT DIFFERENCES. Because the Bond Fund may invest in foreign securities, lower-quality bonds, restricted securities and zero coupon or similar securities, it is subject to additional risks to which the Government Securities Fund is not. In addition, the Bond Fund may take a temporary defensive position, which may be inconsistent with its investment objective.

The Core Mid Cap Fund and Mid Cap Growth Fund have substantially similar principal risks, except that the Mid Cap Growth Fund is subject to the costs of higher portfolio turnover. In addition, the Mid Cap Growth Fund has a stronger focus on growth stocks.

Because the Growth Index Fund is not actively managed, the Fund is not subject to the increased costs related to high portfolio turnover. In addition, its stock selection risk is limited to the stocks included in the S&P 500/BARRA Growth Index. Because the Opportunity Fund is not managed to an index, it is not restricted by the composition of an index.

INFORMATION REGARDING THE S&P 500/BARRA GROWTH INDEX. The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Sentinel Funds is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Sentinel Funds or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                   INFORMATION RELATING TO THE REORGANIZATIONS

DESCRIPTION OF THE REORGANIZATIONS. The following summary is qualified in its entirety by reference to the Reorganization Plan, including the Amendment, found in Exhibit A.

The Reorganization Plan provides that all of the assets and liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund as of the Effective Time on the Closing Date of each Reorganization. In exchange for the transfer of these net assets, each Acquiring Fund will simultaneously issue as of the Effective Time of the Reorganization a number of full and fractional shares of the appropriate share class of the corresponding Acquiring Fund to such Acquired Fund equal in value to the NAV of the appropriate class of such Acquired Fund as of the Effective Time of the Reorganization.

A shareholder of each Acquired Fund owning shares as of the Effective Time of the Reorganization will receive shares of the appropriate class in the corresponding Acquiring Fund with the same aggregate value as the shareholder had in such class of that Acquired Fund as of the Effective Time of the Reorganization. This will be accomplished by the issuance of shares of the applicable Acquiring Fund and the establishment of accounts in the names of the shareholders of each Acquired Fund on the share records of the corresponding Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of each Acquiring Fund due to the shareholders of the corresponding Acquired Fund. Each Acquiring Fund will not issue share certificates to shareholders. Shares of each Acquiring Fund to be issued will have no preemptive or conversion rights, except rights with respect to the conversion of Class B shares to Class A shares, as appropriate. Pursuant to the Charter Amendment, the issued and outstanding shares of the applicable Acquired Fund will be cancelled and returned to the status of authorized but unissued shares of the Corporation. The Amendment also reclassifies the remaining authorized but unissued shares of the applicable Acquired Fund as stock of the Corporation without classification or designation. No sales charges or redemption fees will be imposed in connection with each Reorganization.

All purchases received for additional investment in an Acquired Fund after the Meeting, but before the Effective Time on the Closing Date, which settle prior to the Effective Time on the Closing Date, will be deposited into such Acquired Fund. Active automatic investment plans that currently purchase shares in an Acquired Fund will be converted so that they automatically invest shares in the corresponding Acquiring Fund after the Reorganization is complete. Active systematic withdrawal plans that currently redeem shares from an Acquired Fund will be converted so that they automatically redeem shares from the corresponding Acquiring Fund after the Reorganization. In addition, all investments by an Acquired Fund's current shareholders who attempt to purchase additional shares of that Acquired Fund after the Reorganization is complete will be purchased into the corresponding Acquiring Fund. If you have any questions or concerns about these account options, please contact your financial advisor or call 1-800-282-3863 prior to the Reorganization.

The Reorganization Plan contains customary representations, warranties, and conditions. The Reorganization Plan provides that the consummation of each Reorganization is conditioned upon, among other things: (i) approval of each Reorganization, including the corresponding Charter Amendment, by the shareholders of the applicable Acquired Fund; (ii) receipt by the Corporation of a tax opinion to the effect that each Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of each Acquired Fund; and (iii) an opinion from counsel that the shares of the Corporation, of which the Funds are series, issued and outstanding as of the Effective Time and the shares of the Corporation representing each Acquiring Fund, to be issued to shareholders of the corresponding Acquired Fund, are duly authorized and legally issued, fully paid, and non-assessable, and that no shareholder of an Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase with respect to that Acquiring Fund. The Reorganization Plan may be terminated with respect to any one or all of the Reorganizations if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporation determines any or all of the Reorganizations are inadvisable.

COSTS OF THE REORGANIZATIONS. The Reorganizations are estimated to cost approximately $280,500. SAC and/or an affiliate and the Funds have agreed to share equally in the expenses incurred in connection with the Reorganization, including any costs associated with legal expenses and the costs of preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.

FEDERAL INCOME TAXES. The combination of each Acquired Fund and the corresponding Acquiring Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code. If each Reorganization so qualifies, neither any Acquired Fund nor its shareholders will recognize a gain or a loss as a result of a Reorganization; the tax basis of each Acquiring Fund's shares received will be the same as the basis of the corresponding Acquired Fund's shares; and the holding period of each Acquiring Fund's shares received will include the holding period of the corresponding Acquired Fund's shares, provided that such shares were held as capital assets at the time of the applicable Reorganization.

As a condition to the closing of each Reorganization, the Corporation will receive an opinion from tax counsel on these points. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. As a result of the Reorganization, each Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization. The Government Securities Fund and Mid Cap Growth Fund are expected to be allowed to retain 100% of the Bond Fund's and Core Mid Cap Fund's capital loss carryforwards, respectively. As a result of the Reorganization, the Opportunity Fund is expected to be limited to using approximately 2.8% of its current capital loss carryforwards annually for each of the next six years. Note, however, that absent the Reorganization, it is expected that the Opportunity Fund would not use a significant portion of its capital loss carryforwards in the normal course of business before they expire.

In addition, prior to the Closing Date, each Acquired Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to such Acquired Fund's shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Although each Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by an Acquired Fund may result in taxable income to the Fund's shareholders.

THE SALE OF SECURITIES BY AN ACQUIRED FUND BEFORE A REORGANIZATION COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THAT REORGANIZATION. EACH ACQUIRED FUND DOES NOT EXPECT TO EFFECT SIGNIFICANT SALES OF SECURITIES AS A RESULT OF ITS REORGANIZATION, EXCEPT THAT THE BOND FUND WILL SELL ANY NON-U.S. GOVERNMENT OR MONEY MARKET SECURITY IN ITS PORTFOLIO PRIOR TO THE REORGANIZATION. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF A REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES.

CAPITALIZATION. The following table sets forth, as of April 29, 2005: (a) the unaudited capitalization of the Class A, Class B and Class C shares of each Fund and (b) the unaudited PRO FORMA combined capitalization of each of the share classes assuming each Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                    NET ASSET
FUND                    TOTAL NET ASSETS    SHARES OUTSTANDING   VALUE PER SHARE
--------------------------------------------------------------------------------
Bond                      $ 87,295,246           14,018,070
  Class A                   73,033,416           11,732,672      $    6.22
  Class B                   14,261,830            2,285,398           6.24
--------------------------------------------------------------------------------
Government Securities
  Class A                  114,641,017           10,965,102          10.46
--------------------------------------------------------------------------------
PRO FORMA -
Government Securities
  Class A                  201,936,263           19,312,894          10.46
--------------------------------------------------------------------------------
Core Mid Cap              $ 21,942,687            1,022,407
  Class A                   17,836,479              828,965      $   21.52
  Class B                    2,252,591              106,171          21.22
  Class C                    1,853,617               87,271          21.24
--------------------------------------------------------------------------------
Mid Cap Growth            $161,417,530           11,650,199
  Class A                  135,925,937            9,682,469          14.04
  Class B                   22,860,382            1,767,494          12.93
  Class C                    2,631,211              200,236          13.14
--------------------------------------------------------------------------------
PRO FORMA -
Mid Cap Growth            $183,360,216           13,235,977
  Class A                  153,762,415           10,953,022          14.04
  Class B                   25,112,973            1,941,658          12.93
  Class C                    4,484,828              341,297          13.14
--------------------------------------------------------------------------------
Growth Index              $ 27,652,178            6,492,957
  Class A                   18,649,329            4,301,351      $    4.34
  Class B                    7,057,271            1,719,912           4.10
  Class C                    1,945,578              471,694           4.12
--------------------------------------------------------------------------------
Opportunity               $ 73,930,671            5,209,743
  Class A                   60,453,648            4,231,447          14.29
  Class B                   11,269,769              811,686          13.88
  Class C                    2,207,254              166,610          13.25
--------------------------------------------------------------------------------
PRO FORMA -
Opportunity               $101,582,849            7,170,248
  Class A                   79,102,977            5,536,805          14.29
  Class B                   18,327,040            1,319,975          13.88
  Class C                    4,152,832              313,468          13.25
--------------------------------------------------------------------------------

                         REASONS FOR THE REORGANIZATIONS

At a meeting held on June 9, 2005, the Board reviewed each proposed Reorganization. The Board received detailed information, including materials describing each Reorganization in terms of net assets, current and PRO FORMA expenses, performance, and comparative investment objectives, policies, and restrictions.

After consideration, the Board, including the Independent Directors, approved submission of each proposed Reorganization, including the corresponding Charter Amendment, to shareholders of each Acquired Fund, concluding that participation in the Reorganization is in the best interests of the Funds and shareholders and that the interests of existing shareholders of the Funds will not be diluted as a result of each Reorganization. In particular, the Board reached the following conclusions:

Bond Fund and Government Securities Fund
----------------------------------------

THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Plan and, in particular, the requirement that the transfer of the Bond Fund's assets in exchange for shares of the Government Securities Fund will be at net asset value. In this regard, the Board noted that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also directed that the Reorganization would be submitted to the Bond Fund shareholders for approval.

EXPENSE RATIOS. The Board noted that the pro forma expenses for both the Funds reflect an expected decrease in total annual expenses.

THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. The Board noted the generally more favorable overall performance of the Government Securities Fund.

COMPATIBILITY OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES. The Board noted that the investment objectives, policies, and restrictions of the Funds were compatible.

ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Plan, the Government Securities Fund expects to acquire all of the liabilities of the Bond Fund.

TAX CONSEQUENCES. The Board noted that this Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization. If this Reorganization qualifies, shareholders of the Bond Fund will not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. However, the Bond Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to the Fund's shareholders. SHAREHOLDER LIABILITIES AND RIGHTS. The Board noted that there would be no substantial change in potential shareholder liability or in shareholder rights as a result of the Reorganization.

SERVICE FEATURES. The Board noted that there would be no significant change in the services available to the shareholders of the Bond Fund as a result of the Reorganization.

The Board also considered alternatives to this Reorganization and concluded that, considering these alternatives, the Reorganization, including the corresponding Charter Amendment, is the course of action that is in the best interests of the Corporation and the Bond Fund and its shareholders.

            BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE BOND FUND VOTE "FOR" THIS REORGANIZATION.

Core Mid Cap Fund and Mid Cap Growth Fund
-----------------------------------------

THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Plan and, in particular, the requirement that the transfer of Core Mid Cap Fund assets in exchange for shares of the Mid Cap Growth Fund will be at net asset value. In this regard, the Board noted that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also directed that the Reorganization would be submitted to the Core Mid Cap Fund shareholders for approval.

EXPENSE RATIOS. The Board noted that the pro forma expenses for both Funds reflect an expected decrease in total annual expenses.

THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. The Board noted the long-term performance record of the Mid Cap Growth Fund and the relatively shorter performance record of the Core Mid Cap Fund.

COMPATIBILITY OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES. The Board noted that the investment objectives, policies, and restrictions of the Funds were compatible.

ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Plan, the Mid Cap Growth Fund expects to acquire all of the liabilities of the Core Mid Cap Fund.

TAX CONSEQUENCES. The Board noted that this Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization. If this Reorganization qualifies, shareholders of the Core Mid Cap Fund will not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. However, the Core Mid Cap Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to the Fund's shareholders.

SHAREHOLDER LIABILITIES AND RIGHTS. The Board noted that there would be no substantial change in potential shareholder liability or in shareholder rights as a result of the Reorganization.

SERVICE FEATURES. The Board noted that there would be no significant change in the services available to the shareholders of the Core Mid Cap Fund as a result of the Reorganization.

The Board also considered alternatives to this Reorganization and concluded that, considering these alternatives, the Reorganization, including the corresponding Charter Amendment, is the course of action that is in the best interests of the Corporation and the Core Mid Cap Fund and its shareholders.

            BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE CORE MID CAP FUND VOTE "FOR" THIS REORGANIZATION.

Growth Index Fund and Opportunity Fund
--------------------------------------

THE TERMS AND CONDITIONS OF THE REORGANIZATION. The Board approved the terms of the Reorganization Plan and, in particular, the requirement that the transfer of the Growth Index Fund assets in exchange for shares of the Opportunity Fund will be at net asset value. In this regard, the Board noted that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also directed that the Reorganization would be submitted to the Growth Index Fund shareholders for approval.

EXPENSE RATIOS. The Board noted that (1) the pro forma expenses of each Class of the Opportunity Fund reflected an increase over the actual expenses of each Class of the Growth Index Fund, which was primarily as a result of an increase in the management fee and 12b-1 fees, (2) pro forma other expenses for each Class of the Opportunity Fund were the same or lower than the actual expenses of the corresponding Class of the Growth Index Fund, (3) the Growth Index Fund's Class A shares expense cap may be terminated by SAC on November 30, 2005, and SAC had agreed to waive fees and/or reimburse expenses to cap total annual expenses for the Class A shares of the Opportunity Fund for twelve months after the Reorganization (Class B and Class C share in any waiver of advisory fees made to meet the expense cap on Class A shares) and (5) the increase in management fees for the Growth Index Fund was reflective of the additional costs involved in actively managing the Fund and was the same advisory fee (including breakpoints) previously approved by the Board for the Opportunity Fund.

THE COMPARATIVE PERFORMANCE RECORDS. The Board reviewed comparative performance information, taking into account performance over both the short term and for the life of the Funds. The Board noted the Growth Index Fund's performance was slightly more favorable than that of the Opportunity Fund.

COMPATIBILITY OF INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES. The Board noted that, taking into consideration the modifications to the Opportunity Fund's current investment strategies and policies, the investment objectives, policies, and restrictions of the Funds were compatible and that the Growth Index Fund's shareholders would benefit from participating in an actively managed fund. ASSUMPTION OF LIABILITIES. The Board took note of the fact that, under the Reorganization Plan, the Opportunity Fund expects to acquire all of the liabilities of the Growth Index Fund.

TAX CONSEQUENCES. The Board noted that this Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization. If this Reorganization qualifies, shareholders of the Growth Index Fund will not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. However, the Government Securities Fund will declare a dividend just prior to the Reorganization, which may result in taxable income to the Fund's shareholders.

SHAREHOLDER LIABILITIES AND RIGHTS. The Board noted that there would be no substantial change in potential shareholder liability or in shareholder rights as a result of the Reorganization.

SERVICE FEATURES. The Board noted that there would be no significant change in the services available to the shareholders of the Growth Index Fund as a result of the Reorganization.

The Board also considered alternatives to this Reorganization and concluded that, considering these alternatives, the Reorganization, including the corresponding Charter Amendment, is the course of action that is in the best interests of the Corporation and the Growth Index Fund and its shareholders.

            BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH INDEX FUND VOTE "FOR" THIS REORGANIZATION.

                               SHAREHOLDER RIGHTS

GENERAL INFORMATION. The Corporation was organized as a Maryland corporation on December 5, 1933. The Corporation is governed by its Charter and Bylaws, as each may be supplemented or amended from time to time. The Corporation is also governed by applicable Maryland law, specifically the Maryland General Corporation Law ("MGCL").

AUTHORIZED SHARES. The Corporation is authorized to issue 1,900,000,000 shares of common stock, $0.01 par value per share, classified and designated as described below.

FUND/CLASS                     NUMBER OF SHARES
------------------------------------------------
Bond
  Class A                        30,000,000
  Class B                        20,000,000
------------------------------------------------
Government Securities
  Class A                        40,000,000
------------------------------------------------
Core Mid Cap
  Class A                        20,000,000
  Class B                        10,000,000
  Class C                        10,000,000
------------------------------------------------
Mid Cap Growth
  Class A                        25,000,000
  Class B                        10,000,000
  Class C                        20,000,000
------------------------------------------------
Growth Index
  Class A                        20,000,000
  Class B                        20,000,000
  Class C                        20,000,000
------------------------------------------------
Opportunity
  Class A                        20,000,000
  Class B                        20,000,000
  Class C                        20,000,000
------------------------------------------------

The remaining shares are classified and designated as other series and classes of the Corporation. Except as noted previously for the conversion of Class B shares into Class A shares, the shares of the Corporation have no conversion rights. The shares have no preemptive or subscription rights.

VOTING RIGHTS. The holders of all shares of stock of the Corporation shall vote as a single class, except as may be required by Maryland law, the 1940 Act or any other law or applicable order, rule, regulation or interpretation issued by the SEC. However, the Charter provides that with respect to any matter that affects one or more (but less than all) series of stock, the holders of only the affected series are entitled to vote on the matter. Holders of shares of each series are entitled to one vote for each dollar of net asset value per share of such series for each share held.

SHAREHOLDER MEETINGS. The Corporation is not required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of Directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent auditors; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholder shall be called at any time by the Chairman of the Board or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders shall also be called on the written request of shareholders owning at least 25% of the shares of stock of the Corporation issued and outstanding and entitled to vote.

ELECTION AND TERM OF DIRECTORS. If necessary, Directors are elected at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of the Corporation is required to be held in a particular year pursuant to the Bylaws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and qualifies, or until his or her earlier death, removal, retirement or resignation.

SHAREHOLDER LIABILITY. Maryland law provides that shareholders of a corporation are generally not liable for the corporation's debts and obligations.

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION. Maryland law permits a corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Charter contains a provision that eliminates directors' and officers' liability to the fullest extent permitted by the MGCL. The Charter further provides that this limitation on liability applies to events occurring at the time a person serves as an officer or director of the Corporation whether or not such person is a director or officer at the time of a proceeding in which liability is asserted.

Maryland law requires a corporation (unless its charter provides otherwise, which the Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and
(i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. The Charter provides that the Corporation shall indemnify and advance expenses to its currently acting and former directors and officers to the fullest extent that indemnification of directors is permitted by the MGCL.

The Charter also provides that no provision of the Charter, including the provisions governing liability exculpation and indemnification, shall be effective to protect or purport to protect a director or officer of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office. In addition, the Corporation maintains directors and officers liability insurance with maximum aggregate coverage of $15 million under which the Directors are named insureds. The

Corporation also has agreed pursuant to indemnification agreements to indemnify, and advance expenses to the Independent Directors if made a party or threatened to be made a party to a Proceeding (as defined in each indemnification agreement).

The foregoing is only a summary of certain rights of shareholders of the Corporation under its Charter, Bylaws and the MGCL, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and the MGCL directly for a more thorough description.

                        MORE INFORMATION ABOUT THE FUNDS

Information about the historical performance of each Acquiring Fund is contained in Exhibit C. Additional information about each Acquiring Fund, including information concerning operations and management of the Fund, is included in the Funds' Prospectus dated March 4, 2005, as supplemented on March 31, 2005, and Statement of Additional Information dated March 4, 2005, as they may be further amended and/or supplemented.

Information about each Acquired Fund is included in the Funds' Prospectus dated March 4, 2005, as supplemented March 31, 2005, as it may be further amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the Funds' Statement of Additional Information, dated March 4, 2005, as it may be amended and/or supplemented.

The Funds' Prospectus and Statement of Additional Information are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863. They have also been filed with the SEC.

The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

FINANCIAL HIGHLIGHTS. The fiscal year end of the Funds is November 30. The financial highlights of each Acquiring Fund are contained in Exhibit C and have been audited by PricewaterhouseCoopers LLP, the Funds' registered independent public accounting firm.

The financial highlights of each Acquired Fund are contained in the Funds' Prospectus dated March 4, 2005, as supplemented March 31, 2005, and have been audited by PricewaterhouseCoopers LLP, the Funds' registered independent public accounting firm. That Prospectus, including the financial highlights, are incorporated by reference into this Proxy Statement/Prospectus.

                              BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the Reorganization of your Fund, including the corresponding Charter Amendment.

                                 VOTING MATTERS

GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include e-mail, telephone, facsimile, Internet, or oral communications by certain employees of SAC or an affiliate, who will not be paid for these services. Brokers and other nominees may be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of an Acquired Fund.

VOTING RIGHTS AND REQUIRED VOTE. Shareholders of each Acquired Fund on the record date are entitled to one vote for each dollar of net asset value per share for each share held. All Classes of each Fund will vote together as one class on each Reorganization. One-third of all votes entitled to be cast of each Acquired Fund, present in person or by proxy, constitutes a quorum for that Fund. Approval of each Reorganization requires the affirmative vote of a majority of votes entitled to be cast of the applicable Acquired Fund. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Corporation a written notice of revocation or a later dated proxy or by attending the Meeting and voting in person.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or if no instructions are provided, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of each Reorganization will be brought before the Meeting. Any other matters properly brought before the Meeting will be voted in the discretion of the persons named as proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. For this reason, abstentions will have the effect of a vote against the applicable Reorganization, including the Charter Amendment.

If sufficient votes in favor of each Reorganization set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the affirmative vote of a majority of votes cast at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting without further notice to a date not more than 120 days after the Record Date (as defined below) for the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against a Reorganization or instruct the proxy to abstain from voting on a Reorganization, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of a Reorganization are not received by the time scheduled for the Special Meeting.

RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of an Acquired Fund at the close of business on the NYSE on June 18, 2005 ("Record Date") are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. At the close of business on the NYSE on the Record Date, there were 13,946,786.46 shares of the Bond Fund, 1,034,317.73 shares of the Core Mid Cap Fund and 5,157,572.80 shares of the Growth Index Fund outstanding and entitled to vote at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT. As of the Record Date, the current officers and directors of the Corporation in the aggregate beneficially owned less than 1% of the Class A, Class B and Class C shares of each Fund.

As of the Record Date, National Life Insurance Company and its affiliates, each of whose address is One National Life Drive, Montpelier, Vermont 05604 or, for American Guaranty & Trust Company, 220 Continental Drive, Newark, Delaware 19713, collectively owned of record and beneficially 5% or more of the outstanding shares of the Class identified of each Acquired Fund and/or more than 25% of each Acquired Fund:

                PERCENTAGE OF     PERCENTAGE OF    PERCENTAGE OF   PERCENTAGE OF
FUND              CLASS A           CLASS B          CLASS C         FUND
--------------------------------------------------------------------------------
Bond               29.42%            11.81%           --              26.94%
--------------------------------------------------------------------------------
Core Mid Cap       29.85%            10.64%           6.30%           25.72%
--------------------------------------------------------------------------------
Growth Index       50.92%            7.87%            31.88%          47.96%
--------------------------------------------------------------------------------

If each Reorganization had occurred on the Record Date, National Life Insurance Company and its affiliates collectively would have owned the following percentages of each Acquiring Fund:

FUND            PERCENTAGE OF    PERCENTAGE OF    PERCENTAGE OF   PERCENTAGE OF
                  CLASS A          CLASS B          CLASS C         FUND
--------------------------------------------------------------------------------
Government
Securities         14.30%           --                --             14.30%
--------------------------------------------------------------------------------
Mid Cap
Growth             17.05%           3.27%            9.00%           15.05%
--------------------------------------------------------------------------------
Opportunity        43.54%           4.62%            21.09%          36.38%
--------------------------------------------------------------------------------

Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

National Life Insurance Company is a wholly owned subsidiary of NLV Financial Corporation, which is a wholly owned subsidiary of National Life Holding Company. SAC is a partnership of (1) National Retirement Plan Advisors, Inc., a wholly owned subsidiary of NL Capital Management, Inc., which is a wholly owned subsidiary of National Life Insurance Company, (2) HTK of Delaware, Inc., a wholly owned subsidiary of Hornor Townsend & Kent, Inc., which is a wholly owned subsidiary of Independence Square Properties, Inc., which is a wholly owned subsidiary of The Penn Mutual Life Insurance Company, and (3) Sentinel Management Company, a partnership of (a) NL Capital Management, Inc., (b) Sigma American Corporation, a wholly owned subsidiary of NL Capital Management, Inc., and (c) HTK of Delaware, Inc., and (4) ProvidentMutual Management Co., a wholly owned subsidiary of SIGMA American Corporation. SASC is a partnership of (1) Sentinel Administrative Service Corporation, a wholly owned subsidiary of Equity Services, Inc., which is a wholly owned subsidiary of NL Capital Management, Inc., (2) Sentinel Management Company, (3) Sigma American Corporation and (4) HTK of Delaware, Inc. SFSC is a partnership of (1) Sentinel Management Company,
(2) NL Capital Management, Inc., (3) HTK of Delaware, Inc., (4) ProvidentMutual Financial Services, Inc., a wholly owned subsidiary of ProvidentMutual Management Company, Inc., and (5) American Guaranty & Trust Company, a subsidiary of (a) NL Capital Management, Inc., (b) HTK of Delaware, Inc. and (c) Sigma American Corporation.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in the discretion of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

Shareholder inquiries about the Funds may be addressed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO AUTHORIZE YOUR VOTE BY PROXY. YOU MAY AUTHORIZE YOUR VOTE BY PROXY BY CALLING THE PHONE NUMBER LISTED ON YOUR PROXY CARD, VISITING THE WEBSITE LISTED ON YOUR PROXY CARD OR COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

By Order of the Board of Directors,


Kerry A. Jung
Secretary
Sentinel Group Funds, Inc.

Montpelier, Vermont
July 22, 2005

                                    EXHIBIT A

                             PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is dated as of June 9, 2005 ("Plan"), and has been adopted by the Board of Directors ("Board") of Sentinel Group Funds, Inc., a Maryland corporation ("Corporation"), to provide for the Reorganization (as defined below) of three of its series: (1) the Sentinel Bond Fund into the Sentinel Government Securities Fund, (2) the Sentinel Core Mid Cap Fund into the Sentinel Mid Cap Growth Fund and (3) the Sentinel Growth Index Fund into the Sentinel Flex Cap Opportunity Fund. The Sentinel Bond Fund, Sentinel Core Mid Cap Fund and Sentinel Growth Index Fund are each an "Acquired Fund." The Sentinel Government Securities Fund, Sentinel Mid Cap Growth Fund and Sentinel Flex Cap Opportunity Fund are each an "Acquiring Fund." The Acquired Funds and the Acquiring Funds are sometimes referred to collectively, as the "Funds" and, individually, as a "Fund." The shares of Sentinel Mid Cap Growth and Sentinel Flex Cap Opportunity Fund are designated into three classes: Class A, Class B and Class C, which will be issued, as described below, to the Sentinel Core Mid Cap Fund and Sentinel Growth Index Fund Class A, Class B and Class C shareholders, respectively. The shares of Sentinel Government Securities Fund are designated into Class A shares, which will be issued, as described below, to the Sentinel Bond Fund Class A and Class B shareholders. The shares of each Acquiring Fund are "Acquiring Fund Shares." The shares of each Acquired Fund are "Acquired Fund Shares." Each of the classes of an Acquiring Fund is an "Acquiring Fund Class." Each of the classes of an Acquired Fund is an "Acquired Fund Class."

                             PRELIMINARY STATEMENTS

A. Each Fund is a series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

B. The Board has approved this Plan and determined that each Reorganization, including an amendment (each an "Amendment") to the charter of the Corporation ("Charter"), which is attached to this Plan as Annex 1, is advisable and in the best interests of the Corporation and each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of its Reorganization.

C. This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

D. The approval and consummation of the Reorganization of one Acquired Fund will not be contingent on the approval or consummation of the Reorganization of any other Acquired Fund.

                                   PROVISIONS

 1. PLAN OF REORGANIZATION.

     (a) As of the Effective Time (as that term is defined in Paragraph 6), each Acquired Fund Class will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the corresponding Acquiring Fund Class. Such Acquiring Fund Class shall acquire these assets and shall assume these liabilities in exchange for the issuance to the shareholders of the Acquired Fund Class that number of full and fractional Acquiring Fund Shares of such Acquiring Fund Class having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund Class issued and outstanding immediately prior to the Effective Time. At the Effective Time, in order to effect the foregoing transactions, the Charter will be amended to provide for the cancellation of the Acquired Fund Shares and the classification and designation of the Acquiring Fund Shares. Each transaction as it relates to the reorganization of an Acquired Fund into the corresponding Acquiring Fund is referred to as a "Reorganization."

     (b) The assets and liabilities of an Acquired Fund Class shall be exclusively assigned to and assumed by the corresponding Acquiring Fund Class. All assigned debts, liabilities, obligations and duties of the Acquired Fund Class, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the corresponding Acquiring Fund Class and may be enforced against such Acquiring Fund Class to the same extent as if the same had been incurred by the Acquiring Fund Class. If the Acquired Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the corresponding Acquiring Fund because any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to such Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by such Acquiring Fund, including brokers' confirmation slips.

     (c) In determining contingent deferred sales charges applicable to Acquiring Fund Shares issued in a Reorganization, an Acquiring Fund Class shall give each holder thereof credit for the period during which such holder held the shares of the Acquired Fund Class, in exchange for which such Acquiring Fund Shares were issued. In addition, front-end sales charges will not apply to shares of the Acquiring Fund Class issued to the corresponding Acquired Fund Class shareholders in such Reorganization.

2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and other property owned by the Acquired Fund as of the Effective Time.

3. VALUATION OF ASSETS AND LIABILITIES. With respect to an Acquired Fund Class, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, normally 4:00 p.m., Eastern Time, on the business day immediately prior to the Effective Time. In determining the value of the securities transferred by such Acquired Fund Class to the corresponding Acquiring Fund Class, each security shall be priced in accordance with the pricing policies and procedures of such Acquired Fund Class as described in its current Prospectus and Statement of Additional Information.

4. LIQUIDATION OF THE ACQUIRED FUND. As of the Effective Time of a Reorganization and the consummation of the transactions described in Paragraph 1 of this Plan, the Corporation shall take such additional steps as are necessary to liquidate the applicable Acquired Fund, including an Amendment to cancel the outstanding shares of the Acquired Fund and return such shares to the status of authorized but unissued shares of stock of the Corporation without classification or designation and to reclassify the authorized but unissued shares of stock of the Corporation without classification or designation.

5. CONDITIONS OF EACH REORGANIZATION. Consummation of a Reorganization is subject to the following conditions:

     (a) SHARES TO BE ISSUED UPON A REORGANIZATION. The issuance of Acquiring Fund Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be legally issued, fully paid, and non-assessable. Acquiring Fund Shares will be duly registered in conformity with applicable federal and state securities laws. No shareholder of an Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the applicable Acquiring Fund Shares.

     (b) MARKETABLE TITLE TO ASSETS. An Acquired Fund will have, as of the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the corresponding Acquiring Fund. Upon delivery and payment for these assets, such Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances, and adverse claims.

     (c) TAXES. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(d) OPINION OF COUNSEL. The Corporation shall have received opinions of counsel, with respect to each Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time of such Reorganization, to the effect that:

         (1) the shares of the Acquiring Fund issued and outstanding as of the Effective Time are duly authorized and legally issued, fully paid, and non-assessable.

         (2) the Acquiring Fund Shares to be issued to an Acquired Fund, as provided for by this Plan, are duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, will be legally issued, fully paid, and non-assessable, and no shareholder of the corresponding Acquiring Fund has any option, warrant, or preemptive right to subscription or purchase of such Acquiring Fund Shares under the Charter, the Bylaws of the Corporation ("Bylaws") or the Maryland General Corporation Law;

         (3) the Acquired Fund Shares issued and outstanding as of the Effective Time are duly authorized and legally issued, fully paid, and non-assessable by the Acquired Fund;

         (4) the Acquiring Fund Shares and Acquired Fund Shares are duly classified as shares of common stock of the Corporation.

         (5) the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws or any material agreement known to such counsel to which the Corporation, on behalf of any of the Funds, is a party or by which it is bound;

         (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933, state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules, and regulations; and

         (7) each Fund is registered as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission as an investment company or series thereof under the 1940 Act is in full force and effect.

Such opinion or a related document: (a) may state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to each Acquired Fund with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
(b) may state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to each Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) may state that such opinion is solely for the benefit of the Corporation and its Board and officers. In giving such opinion, counsel may rely upon officers' certificates and certificates of public officials.

(e) The Corporation shall have received on or before the Effective Time opinions of counsel satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that each Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code and will have the following federal income tax consequences for each Acquired Fund's shareholders, each Acquired Fund, and each Acquiring Fund:

     (1) No gain or loss will be recognized by an Acquired Fund upon the transfer of its assets in exchange solely for corresponding Acquiring Fund Shares and the assumption by that Acquiring Fund of its liabilities or on the distribution of Acquiring Fund Shares to Acquired Fund shareholders;

     (2) No gain or loss will be recognized by an Acquiring Fund on receipt of the corresponding Acquired Fund's assets and the assumption by such Acquiring Fund of the corresponding Acquired Fund's liabilities in exchange for Acquiring Fund Shares;

     (3) No gain or loss will be recognized by an Acquired Fund's shareholders on the receipt of the corresponding Acquiring Fund Shares;

     (4) An Acquiring Fund's holding period for the assets acquired from the corresponding Acquired Fund will include the period during which such assets were held by the Acquired Fund;

     (5) The holding period of Acquiring Fund Shares, both full and fractional, received by the corresponding Acquired Fund's shareholders will include the holding period of the corresponding Acquired Fund Shares, provided that the Acquired Fund Shares were held as capital assets on the date of Reorganization;

     (6) The basis of Acquiring Fund Shares, both full and fractional, received by a corresponding Acquired Fund's shareholders will be the same as the basis of the corresponding Acquired Fund Shares; and

     (7) The basis of each Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the applicable Acquired Fund's hands immediately before the Reorganization.

     (8) An Acquiring Fund will succeed to and take into account certain tax attributes of the corresponding Acquired Fund, subject to the limitations of the Code. The tax year of each Acquired Fund will end on the date of its Reorganization.

(f) With respect to a Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, (2) authorized the issuance of the applicable Acquiring Fund Shares as of the Effective Time, including the classification and designation of such Acquiring Fund Shares and the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland in exchange for the assets of the applicable Acquired Fund pursuant to the terms and provisions of this Plan, (3) approved and declared advisable the corresponding Charter Amendment (4) and directed the submission of the approval of the Plan and the transactions contemplated herein and such Charter Amendment to the shareholders of the applicable Acquired Fund for approval at a special meeting of shareholders of such Fund.

(g) With respect to a Reorganization, the shareholders of the applicable Acquired Fund, at a special meeting of shareholders of such Fund, shall approve this Plan and the transactions contemplated herein, including the applicable Charter Amendment, in accordance with applicable law.

(h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of any Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of a Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan.

(i) The Corporation shall execute each Amendment, substantially in the same form attached to this Plan as Annex 1, and file such Amendment for record with the State Department of Assessments and Taxation of Maryland.

6. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of an Acquired Fund's assets for the corresponding Acquiring Fund Shares shall be as of the close of market on September 23, 2005, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation ("Effective Time").

7. TERMINATION. A Reorganization may be terminated and abandoned by resolution of the Board, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with such Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of an Acquiring Fund, the corresponding Acquired Fund, the Corporation, or the Corporation's Board or officers.

8. AMENDMENT AND WAIVER. This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board, with or without shareholder approval; PROVIDED, THAT no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Plan to the detriment of the Acquired Fund's shareholders or otherwise change an Amendment without further shareholder approval. The Board or any duly authorized officer of the Corporation, may waive any condition to the consummation of a Reorganization if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

9. FEES AND EXPENSES. Sentinel Advisors Company and/or an affiliate and the Funds share shall bear equally the expenses of the Reorganizations.

10. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

                                 REORGANIZATION

                           Sentinel Group Funds, Inc.
                          Forms of Charter Amendments

Bond Fund and Government Securities Fund
----------------------------------------

The issued and outstanding shares the Corporation classified and designated as Sentinel Bond Fund Class A and Sentinel Bond Fund Class B are hereby cancelled and returned to the status of authorized but unissued shares of stock of the Corporation, $.01 par value per share, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series. The authorized but unissued shares of the Corporation classified and designated as Sentinel Bond Fund Class A and Sentinel Bond Fund Class B are hereby reclassified as shares of stock, $.01 par value per share, of the Corporation, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series.

Core Mid Cap Fund and Mid Cap Growth Fund
-----------------------------------------

The issued and outstanding shares the Corporation classified and designated as Sentinel Core Mid Cap Fund Class A, Sentinel Core Mid Cap Fund Class B and Sentinel Core Mid Cap Fund Class C are hereby cancelled and returned to the status of authorized but unissued shares of stock of the Corporation, $.01 par value per share, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series. The authorized but unissued shares of stock classified and designated as Sentinel Core Mid Cap Fund Class A, Sentinel Core Mid Cap Fund Class B and Sentinel Core Mid Cap Fund Class C are hereby reclassified as shares of stock, $.01 par value per share, of the Corporation, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series.

Growth Index Fund and Opportunity Fund
--------------------------------------

The issued and outstanding shares the Corporation classified and designated as Sentinel Growth Index Fund Class A, Sentinel Growth Index Fund Class B and Sentinel Growth Index Fund Class C are hereby cancelled and returned to the status of authorized but unissued shares of stock, $.01 par value per share, of the Corporation, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series. The authorized but unissued shares of the Corporation classified and designated as Sentinel Growth Index Fund Class A, Sentinel Growth Index Fund Class B and Sentinel Growth Index Fund Class C are hereby reclassified as shares of stock, $.01 par value per share, of the Corporation, with the terms and conditions as set forth in the Charter, without further classification or designation as to class or series.

                                    EXHIBIT B

                            OPPORTUNITY FUND CHANGES

The following reflects the changes to the Opportunity Fund's current investment strategy and policies that would occur if the Growth Index Fund's Reorganization is approved.

PROSPECTUS

SENTINEL [FLEX CAP] CAPITAL OPPORTUNITY FUND seeks long-term capital appreciation by investing at least 65% of its net assets in "growth" stocks of large-capitalization companies of all sizes, which are stocks of companies with a market capitalization of $5 billion or more. The Fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. [The Fund may borrow money to purchase additional investments.] Income is not an important factor in selecting investments.

The Fund invests in large-capitalization companies [of all sizes. The Fund can leverage its assets, that is, borrow money, to buy additional securities for its portfolio. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, this subjects the Fund to the risk that the cost of borrowing money to leverage its assets may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed. However, the Fund is not required to use leverage and there is no assurance that the Fund will use leverage.]

STATEMENT OF ADDITIONAL INFORMATION

Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase by any Fund [other than the Flex Cap Opportunity Fund] of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

None of the Funds, [except for the Flex Cap Opportunity Fund,] are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and, except to the extent described above for [the Flex Cap Opportunity Fund, the] High Yield Fund, the Capital Markets Income Fund and the Bond Fund, may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, except for the [Growth Index Fund and the Flex Cap Capital] Opportunity Fund, and may not invest in securities which are not readily marketable, except to the extent described above for the High Yield Fund, and the Capital Markets Income Fund [and the Flex Cap Opportunity Fund.] The Company may not make short sales of securities.

It is a non-fundamental policy of the Capital Opportunity Fund that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities.
This page intentionally left blank.

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



                                    EXHIBIT C

             ADDITIONAL INFORMATION ABOUT THE GOVERNMENT SECURITIES,
                      MID CAP GROWTH AND OPPORTUNITY FUNDS

FUND PERFORMANCE

The accompanying bar chart and tables provide indications of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years and 10 years or since inception compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year since the Fund's inception. Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

GOVERNMENT SECURITIES FUND


[BAR GRAPH OMITTED]
Inception:1986
                        YEAR

                        1995            19.0%
                        1996             0.8%
                        1997             9.3%
                        1998             9.1%
                        1999            -3.5%
                        2000            12.6%
                        2001             6.9%
                        2002            10.6%
                        2003             2.9%
                        2004             4.7%



During the 10-year period shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 5.72% (quarter ended June, 1995) and the lowest return for a quarter was -1.96% (quarter ended March, 1999).

MID CAP GROWTH FUND


[BAR GRAPH OMITTED]
Inception:1969
                        YEAR

                        1995            26.8%
                        1996            18.2%
                        1997            32.1%
                        1998            15.7%
                        1999            38.3%
                        2000             0.1%
                        2001           -24.7%
                        2002           -24.7%
                        2003            41.8%
                        2004            12.0%







During the 10-year period shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December, 2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).





OPPORTUNITY FUND


[BAR GRAPH OMITTED]
Inception:2000
                        YEAR

                        2001           -17.7%
                        2002           -35.0%
                        2003            33.6%
                        2004             7.8%



The highest return for a quarter for the Opportunity Fund was 13.80% (quarter ended December, 2001) and the lowest return for a quarter was -19.48% (quarter ended March, 2001).

AVERAGE ANNUAL TOTAL RETURN
The table below compares for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Fund, the average annual return after taxes on distributions for the Class A shares of the Fund and the average annual total return after taxes on distributions and redemption for Class A shares of the Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B and Class C shares. How the Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2004 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2004.

GOVERNMENT SECURITIES FUND
FOR THE PERIODS ENDED                                PAST      PAST      PAST
DECEMBER 31, 2004(1)                               ONE YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes: Class A                         0.54%     6.61%     6.62%
Return After Taxes on Distributions: Class A         0.96%     4.56%     4.31%
Return After Taxes on Distributions
  and Sale of Fund Shares: Class A                   0.33%     4.38%     4.21%
Lehman Government Bond Index(1)                      3.48%     7.48%     7.46%
--------------------------------------------------------------------------------

MID CAP GROWTH FUND
FOR THE PERIODS ENDED                            PAST      PAST      PAST
DECEMBER 31, 2004(1)                           ONE YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes: Class A                     6.43%     -3.06%    10.42%
Return After Taxes on Distributions: Class A     6.43%     -3.89%     7.49%
Return After Taxes on Distributions and
  Sale of Fund Shares: Class A                   4.18%     -3.03%     7.49%
S&P 500 Index(1)                                10.87%     -2.30%    12.07%
Return Before Taxes: Class B                     6.91%     -3.40%     5.35%(2)
S&P 500 Index(1)                                10.87%     -2.30%    -5.28%(2)
Return Before Taxes: Class C                     9.54%       --      -6.65%(3)
S&P 500 Index(1)                                10.87%       --      -2.73%(3)
--------------------------------------------------------------------------------

OPPORTUNITY FUND
FOR THE PERIODS ENDED                                  PAST          SINCE
DECEMBER 31, 2004(1)                                  ONE YEAR     INCEPTION(4)
Return Before Taxes: Class A                           2.39%         -15.29%
Return After Taxes on Distributions: Class A           2.39%         -15.29%
Return After Taxes on Distributions and Sale
  of Fund Shares: Class A                              1.55%         -12.27%
Return Before Taxes: Class B                           2.68%         -15.65%
Return Before Taxes: Class C                           5.89%         -15.18%
S&P 500 Index(1)                                      10.87%          -0.43%
--------------------------------------------------------------------------------

------------
1   Reflects no deduction for fees, expenses or taxes.
2   From inception on January 12, 1998.
3   From inception on March 30, 2000.
4   From inception on February 25, 2000.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund's financial performance for the past five years or other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding.

GOVERNMENT SECURITIES FUND
                                Income From Investment Operations                             Less Distributions
                                ---------------------------------                             ------------------

                                                       NET GAINS OR
                    FISCAL    NET ASSET       NET       LOSSES ON                  DIVIDENDS   DISTRIBUTIONS            NET ASSET
                    YEAR        VALUE,     INVESTMENT   SECURITIES     TOTAL FROM  (FROM NET       (FROM                  VALUE,
FUND/               (PERIOD   BEGINNING     INCOME    (BOTH REALIZED   INVESTMENT  INVESTMENT    REALIZED     TOTAL       END OF
SHARE CLASS         ENDED)    OF PERIOD     (LOSS)    AND UNREALIZED)  OPERATIONS    INCOME)      GAINS)   DISTRIBUTION   PERIOD
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT          11/30/00   $ 9.56      $ 0.64         $ 0.25        $ 0.89       $ 0.64       $  --     $ 0.64        $ 9.81
SECURITIES          11/30/01     9.81        0.57           0.38          0.95         0.57          --       0.57         10.19
A                   11/30/02    10.19        0.51           0.15          0.66         0.51          --       0.51         10.34
                    11/30/03    10.34        0.38           0.12          0.50         0.46          --       0.46         10.38
                    11/30/04    10.38        0.39           0.10          0.49         0.45          --       0.45         10.42
----------------------------------------------------------------------------------------------------------------------------------

MID CAP GROWTH FUND
                                Income From Investment Operations                             Less Distributions
                                ---------------------------------                             ------------------

                                                       NET GAINS OR
                    FISCAL    NET ASSET       NET       LOSSES ON                  DIVIDENDS   DISTRIBUTIONS            NET ASSET
                    YEAR        VALUE,     INVESTMENT   SECURITIES     TOTAL FROM  (FROM NET       (FROM                  VALUE,
FUND/               (PERIOD   BEGINNING     INCOME    (BOTH REALIZED   INVESTMENT  INVESTMENT    REALIZED     TOTAL       END OF
SHARE CLASS         ENDED)    OF PERIOD     (LOSS)    AND UNREALIZED)  OPERATIONS    INCOME)      GAINS)   DISTRIBUTION   PERIOD
----------------------------------------------------------------------------------------------------------------------------------
MID CAP           11/30/00    $ 17.80     $ (0.19)       $ 2.54        $  2.35       $  --       $ 1.18      $  1.18     $ 18.97
GROWTH            11/30/01      18.97       (0.14)        (4.06)         (4.20)         --         2.14         2.14       12.63
A                 11/30/02      12.63       (0.09)        (2.22)         (2.31)         --          --          --         10.32
                  11/30/03      10.32       (0.10)         3.42           3.32          --          --          --         13.64
                  11/30/04      13.64       (0.12)         1.45           1.33          --          --          --         14.97
----------------------------------------------------------------------------------------------------------------------------------
MID CAP           11/30/00    $ 17.43     $ (0.39)       $ 2.53        $  2.14       $  --       $ 1.18      $  1.18     $ 18.39
GROWTH            11/30/01      18.39       (0.27)        (3.91)         (4.18)         --         2.14         2.14       12.07
B                 11/30/02      12.07       (0.20)        (2.11)         (2.31)         --          --          --          9.76
                  11/30/03       9.76       (0.22)         3.20           2.98          --          --          --         12.74
                  11/30/04      12.74       (0.24)         1.35           1.11          --          --          --         13.85
----------------------------------------------------------------------------------------------------------------------------------
MID CAP           03/30/00-
GROWTH            11/30/00(C) $ 22.79     $ (0.35)      $ (3.58)       $ (3.93)     $   --       $ --         $  --      $ 18.86
C                 11/30/01      18.86       (0.33)        (3.99)         (4.32)         --        2.14         2.14        12.40
                  11/30/02      22.40       (0.24)        (2.17)         (2.41)         --          --          --          9.99
                  11/30/03       9.99       (0.25)         3.27           3.02          --          --          --         13.01
                  11/30/04      13.01       (0.30)         1.37           1.07          --          --          --         14.08
----------------------------------------------------------------------------------------------------------------------------------



                                     Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------

                                         RATIO OF                       RATIO OF NET
                                         EXPENSES       RATIO OF NET  INVESTMENT INCOME
            NET ASSET  RATIO OF         TO AVERAGE          INCOME   (LOSS) TO AVERAGE
 TOTAL      AT END OF  EXPENSES         NET ASSETS          (LOSS)    NET ASSETS BEFORE    PORTFOLIO
RETURN*     PERIOD    TO AVERAGE      BEFORE EXPENSE      TO AVERAGE  VOLUNTARY EXPENSE     TURNOVER
 (%)    (000 OMITTED)  NET ASSETS   REIMBURSEMENTS**(%)   NET ASSETS  REIMBURSEMENTS**(%)   RATE (%)
                          (%)                                 (%)
-----------------------------------------------------------------------------------------------------
9.72      $ 160,651      0.87            1.03                 6.72        6.56                232
9.96         73,046      0.85            1.00                 5.68        5.53                379
6.70        107,121      0.86            1.01                 4.72        4.56                452
4.85        102,713      0.95            0.98                 3.62        3.59                576
4.80        104,738      0.98            0.98                 3.78        3.78                473
-----------------------------------------------------------------------------------------------------





                                     Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------

                                         RATIO OF                       RATIO OF NET
                                         EXPENSES       RATIO OF NET  INVESTMENT INCOME
            NET ASSET   RATIO OF         TO AVERAGE         INCOME   (LOSS) TO AVERAGE
 TOTAL      AT END OF   EXPENSES         NET ASSETS         (LOSS)    NET ASSETS BEFORE    PORTFOLIO
RETURN*      PERIOD    TO AVERAGE      BEFORE EXPENSE      TO AVERAGE  VOLUNTARY EXPENSE     TURNOVER
 (%)     (000 OMITTED)  NET ASSETS   REIMBURSEMENTS**(%)   NET ASSETS  REIMBURSEMENTS**(%)   RATE (%)
                          (%)                                 (%)
-----------------------------------------------------------------------------------------------------
 13.85    $ 206,488      1.14             1.14               (0.83)         (0.83)            135
(24.45)     148,973      1.27             1.27               (0.99)         (0.99)             88
(18.29)     109,161      1.31             1.31               (0.80)         (0.80)            230
 32.17      137,019      1.31             1.31               (0.98)         (0.98)            116
  9.75      147,021      1.24             1.24               (0.90)         (0.90)             98
-----------------------------------------------------------------------------------------------------
 12.88    $  42,310      2.00             2.00               (1.71)         (1.71)            135
(25.20)      33,322      2.27             2.27               (2.00)         (2.00)             88
(19.14)      24,321      2.30             2.30               (1.79)         (1.79)            230
 30.53       28,615      2.47             2.47               (2.13)         (2.13)            116
  8.71       26,608      2.20             2.20               (1.86)         (1.86)             98
-----------------------------------------------------------------------------------------------------
(17.24)++ $   1,688      2.11+            2.11+              (1.87)+        (1.87)+           135
(25.33)       2,447      2.61             2.61               (2.36)         (2.36)             88
(19.44)       1,675      2.65             2.65               (2.15)         (2.15)            230
 30.23        1,951      2.72             2.72               (2.39)         (2.39)            116
 8.22         2,873      2.61             2.61               (2.27)         (2.27)             98
-----------------------------------------------------------------------------------------------------

OPPORTUNITY FUND

                                Income From Investment Operations                             Less Distributions
                                ---------------------------------                             ------------------

                                                       NET GAINS OR
                    FISCAL    NET ASSET       NET       LOSSES ON                  DIVIDENDS   DISTRIBUTIONS            NET ASSET
                    YEAR        VALUE,     INVESTMENT   SECURITIES     TOTAL FROM  (FROM NET       (FROM                  VALUE,
FUND/               (PERIOD   BEGINNING     INCOME    (BOTH REALIZED   INVESTMENT  INVESTMENT    REALIZED     TOTAL       END OF
SHARE CLASS         ENDED)    OF PERIOD     (LOSS)    AND UNREALIZED)  OPERATIONS    INCOME)      GAINS)   DISTRIBUTION   PERIOD
----------------------------------------------------------------------------------------------------------------------------------
FLEX CAP          02/25/00-
OPPORTUNITY       11/30/00(A)  $10.00     $ (0.02)       $ (3.90)       $ (3.92)    $  --       $   --     $    --      $  6.08
A                 11/30/01       6.08       (0.04)         (1.11)         (1.15)       --           --          --         4.93
                  11/30/02       4.93       (0.06)         (1.35)         (1.14)       --           --          --         3.52
                  11/30/03       3.52       (0.05)          0.86           0.81        --           --          --         4.33
                  11/30/04       4.33       (0.05)          0.03           0.25        --           --          --         4.58
----------------------------------------------------------------------------------------------------------------------------------
FLEX CAP          02/25/00-
OPPORTUNITY       11/30/00(A)  $10.00     $ (0.08)       $ (3.89)       $ (3.97)    $  --       $   --     $    --      $  6.03
B                 11/30/01       6.03       (0.09)         (1.09)         (1.18)       --           --          --         4.85
                  11/30/02       4.85       (0.10)         (1.33)         (1.43)       --           --          --         3.42
                  11/30/03       3.42       (0.10)          0.84           0.74        --           --          --         4.16
                  11/30/04       4.16       (0.08)          0.28           0.20        --           --          --         4.36
----------------------------------------------------------------------------------------------------------------------------------
FLEX CAP          02/25/00-
OPPORTUNITY       11/30/00(A)  $10.00     $ (0.08)       $ (3.88)       $ (3.96)    $  --       $   --     $    --      $  6.04
C                 11/30/01       6.04       (0.09)         (1.10)         (1.19)       --           --          --         4.85
                  11/30/02       4.85       (0.09)         (1.32)         (1.41)       --           --          --         3.44
                  11/30/03       3.44       (0.09)          0.83           0.74        --           --          --         4.18
                  11/30/04       4.18       (0.08)          0.28           0.20        --           --          --         4.38
----------------------------------------------------------------------------------------------------------------------------------

 ------------
(A)     Commenced operations February 25, 2000.
(C)     Commenced operations March 30, 2000.
+       Annualized.
++      Not annualized.
* Total return is calculated assuming an initial investment made at the net asset value at the distributions beginning of the period, reinvestment of all at the net asset value during the period, and a redemption on the Neither an initial sales charge or CDSC is last day of the period. reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (2) in the Funds' Annual Report for the year ended November 30, 2004.




                                     Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------

                                         RATIO OF                       RATIO OF NET
                                         EXPENSES       RATIO OF NET  INVESTMENT INCOME
            NET ASSET   RATIO OF         TO AVERAGE         INCOME   (LOSS) TO AVERAGE
 TOTAL      AT END OF   EXPENSES         NET ASSETS         (LOSS)    NET ASSETS BEFORE    PORTFOLIO
RETURN*      PERIOD    TO AVERAGE      BEFORE EXPENSE      TO AVERAGE  VOLUNTARY EXPENSE     TURNOVER
 (%)     (000 OMITTED)  NET ASSETS   REIMBURSEMENTS**(%)   NET ASSETS  REIMBURSEMENTS**(%)   RATE (%)
                          (%)                                 (%)
-----------------------------------------------------------------------------------------------------

(39.20)++   $  31,303    1.55+             1.55+           (0.37)+         (0.37)+             122++
(18.91)        27,213    1.75              1.75            (0.80)          (0.80)              109
(28.60)        17,000    1.80              1.80            (1.34)          (1.34)              197
 23.01         21,253    1.97              1.97            (1.37)          (1.37)              170
  5.77         21,817    1.76              1.76            (1.04)          (1.04)              191
-----------------------------------------------------------------------------------------------------
(39.70)++   $  15,602    2.42+             2.42+           (1.28)+         (1.28)+             122++
(19.57)        12,841    2.71              2.71            (1.75)          (1.75)              109
(29.48)         7,775    2.89              2.89            (2.43)          (2.43)              197
 21.64          9,099    3.21              3.21            (2.61)          (2.61)              170
  4.81          8,466    2.81              2.81            (2.10)          (2.10)              191
-----------------------------------------------------------------------------------------------------
(39.60)++   $   4,940    2.28+             2.28+           (1.15)+         (1.15)+             122++
(19.70)         3,887    2.66              2.66            (1.70)          (1.70)              109
(29.07)         2,530    2.68              2.68            (2.22)          (2.22)              197
 21.51          2,899    2.96              2.96            (2.37)          (2.37)              107
 4.78           2,655    2.74              2.74            (2.03)          (2.03)              191
-----------------------------------------------------------------------------------------------------

                      This page intentionally left blank.

                       STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 22, 2005

                           SENTINEL GROUP FUNDS, INC.
                             ONE NATIONAL LIFE DRIVE
                              MONTPELIER, VT 05604
                                 1-800-282-3863

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 22, 2005 for the Special Meeting of Shareholders of the Sentinel Bond Fund ("Bond Fund"), Sentinel Core Mid Cap Fund ("Core Mid Cap Fund") and Sentinel Growth Index Fund ("Growth Index Fund") scheduled to be held on September 6, 2005. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Sentinel Government Securities Fund ("Government Securities Fund"), Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund") and Sentinel Flex Cap Opportunity Fund ("Opportunity Fund") is contained in and incorporated by reference to its Statement of Additional Information dated March 4, 2005, as it may be amended and/or supplemented from time to time. The management's discussion of fund performance, audited financial statements and report of the registered independent public accounting firm for the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund contained in the Annual Report for the fiscal year ended November 30, 2004 are incorporated in this Statement of Additional Information by reference insofar as they relate to the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund. No other parts of the Annual Report are incorporated by reference in this Statement of Additional Information.

Further information about the Bond Fund, Core Mid Cap Fund and Growth Index Fund is contained in, and incorporated by reference to, the Funds' prospectus dated March 4, 2005, as supplemented March 31, 2005, and Statement of Additional Information dated March 4, 2005, as each may be amended and/or supplemented from time to time. The management's discussion of fund performance, audited financial statements and related report of the registered independent public accounting firm for the Bond Fund, Core Mid Cap Fund and Growth Index Fund contained in the Annual Report for the fiscal year ended November 30, 2004 are incorporated in this Statement of Additional Information by reference. No other parts of the Annual Report are incorporated by reference in this Statement of Additional Information.

Pro forma financial statements of the Government Securities Fund, Mid Cap Growth Fund and Opportunity Fund reflecting the reorganization with the Bond Fund, Core Mid Cap Fund and Growth Index Fund, respectively, are included within this Statement of Additional Information.

Each Fund will furnish, without charge, a copy of its most recent Semi-annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863.

     The date of this Statement of Additional Information is July 22, 2005.



                       SENTINEL GOVERNMENT SECURITIES FUND

SENTINEL GOVERNMENT SECURITIES FUND
PRO FORMA COMBINED STATEMENT OF ASSET & LIABILITIES
November 30, 2004 (unaudited)
                                                                GOVERNMENT        PRO FORMA       PRO FORMA
                                                 BOND           SECURITIES       ADJUSTMENTS       COMBINED
ASSETS

Investments at value                          96,784,338        112,047,298                       208,831,636
Cash and cash equivalents                        192,885            713,607                           906,492
Receivable for securities sold                10,829,104         17,366,440                        28,195,544
Receivable for fund shares sold                   60,564            187,756                           248,320
Receivable for interest                          689,627            493,280                         1,182,907
                                            -----------------------------------------------------------------
Total Assets                                 108,556,518        130,808,381             --        239,364,899
                                            -----------------------------------------------------------------

LIABILITIES
Payable for securities purchased              18,410,523         25,852,408                        44,262,931
Payable for fund shares repurchased               96,481             91,171                           187,652
Accrued expenses                                  53,035             40,168                            93,203

Management fee payable                            37,104             42,840                            79,944
Distribution fee payable
(Class A Shares)                                  17,161             23,164                            40,325
Distribution fee payable
(Class B Shares)                                   7,254               --                               7,254
Fund service fee payable                           9,617             11,668                            21,285
Deferred Compensation                              8,427              8,491                            16,918
                                            -----------------------------------------------------------------
Total Liabilities                             18,639,602         26,069,910                        44,709,512
                                            -----------------------------------------------------------------

Net Assets Applicable to All                -----------------------------------------------------------------
Outstanding Shares                            89,916,916        104,738,471                       194,655,387
                                            =================================================================

CLASS A SHARES
Net Assets Applicable to Class A Shares       73,190,856        104,738,471                       194,655,387
Shares Outstanding                            11,781,853         10,047,498       (5,841,170)      18,673,173
                                            -----------------------------------------------------------------


Net Asset Value per Share                           6.21              10.42                             10.42
                                            =================================================================
CLASS B SHARES
Net Assets Applicable to Class B Shares       16,726,060             --                                    --
Shares Outstanding                             2,684,992             --               --                   --
                                            -----------------------------------------------------------------
Net Asset Value per Share                           6.23             --                                    --
                                            =================================================================





SENTINEL GOVERNMENT SECURITIES FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
November 30, 2005 (unaudited)
                                                          GOVERNMENT     PRO FORMA        PRO FORMA
                                               BOND       SECURITIES    ADJUSTMENTS       COMBINED
INVESTMENT INCOME
INCOME:

Interest                                     4,838,953     4,882,046                      9,720,999
                                            ------------------------                    -----------
Total Income                                 4,838,953     4,882,046                      9,720,999
                                            ------------------------                    -----------
EXPENSES:
Management advisory fees                       461,577       511,608          --            973,185
Transfer agent fees                            161,917       174,012        (8,054)(a)      327,875
Custodian fees                                  14,583        17,266        (8,849)(a)       23,000
Distribution fees Class A                      148,034       205,547        37,418(b)       390,999
Distribution fees Class B                      187,092          --        (187,092)(b)         --
Accounting and administration services          26,119        28,963          --             55,082
Auditing fees                                    6,250         6,500        (2,250)(a)       10,500
Legal fees                                       3,750         5,000          --              8,750
Reports and notices to shareholders             10,500        12,000        (2,500)(a)       20,000
Registration and filing fees                    24,707        19,505       (19,212)(c)       25,000
Director's and Chief Compliance
Officer fees                                    10,535        10,635          --             21,170
Reorganizational Expenses                         --            --          41,609(d)        41,609
Other expenses                                  19,434        17,460       (11,394)(a)       25,500
                                            -------------------------------------------------------
Total Expenses                               1,074,498     1,008,496      (160,324)       1,922,670
Expense Reimbursement                             --            --            --               --
Expense Offset                                  (8,583)      (10,266)                       (18,849)
                                            -------------------------------------------------------
Net Expenses                                 1,065,915       998,230      (160,324)       1,903,821
                                            -------------------------------------------------------
                                            -------------------------------------------------------
Net Investment Income (Loss)                 3,773,038     3,883,816       160,324        7,817,178
                                            -------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Realized Gain (Loss) on Investments          1,298,613     1,548,441                      2,847,054

Fund Management Market Timing Restitution       10,098                     (10,098)         --
Change in unrealized appreciation
(depreciation)of investments                (1,108,816)     (599,242)                    (1,708,058)
                                            -------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                 199,895       949,199       (10,098)       1,138,996
                                            -------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM
OPERATIONS                                   3,972,933     4,833,015       150,226        8,956,174
                                            =======================================================



(a) Decrease due to the elimination of duplicative expenses achieved by reorganizing the Funds.
(b) Based upon contract in effect of the Government Securities Fund, 20 basis points. Class B shares of the Bond Fund were charged 1.00% distribution fees.
(c) Blue Sky expense savings by elimination of registration fees on Class B shares of the Bond Fund.
(d) The costs of the Reorganization include proxy solicitation, legal, audit, printing and transfer agent expenses.



SENTINEL GOVERNMENT SECURITIES FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS(1)



November 30, 2004 (unaudited)

                                                                  BOND                     GOVERNMENT           PRO FORMA COMBINED

                                                 %
                                                OF        PRINCIPAL                  PRINCIPAL                 PRINCIPAL
                                                NET        AMOUNT       MARKET        AMOUNT       MARKET       AMOUNT       MARKET
                                               ASSETS    (M=$1,000)      VALUE      (M=$1,000)      VALUE     (M=$1,000)      VALUE
U.S. GOVERNMENT
AGENCY OBLIGATIONS                             90.00%
FEDERAL HOME LOAN
MORTGAGE CORPORATION                           38.96%
Agency Discount
Notes:
1.93%, 12/13/04                                                                       5,000M     $4,996,783      5,000M   $4,996,783

Collateralized
Mortgage
Obligations:
FHR 2418 MB           6.00%         02/15/22                2,000M     $2,084,580     4,000M      4,169,160      6,000M    6,253,740
FHR 2654 OG           5.00%         02/15/32                2,500M      2,455,750     4,500M      4,420,350      7,000M    6,876,100
FHR 2438 NB           6.50%         04/15/32                5,500M      5,812,675     5,647M      5,968,095     11,147M   11,780,770
                                                                       10,353,005                14,557,605               24,910,610
Mortgage-Backed
Securities:
15-Year:

FHLMC 730243          9.00%         04/01/06                                              7M          7,559          7M        7,559

20- Year:
FHLMC C90847          6.00%         08/01/24                2,914M      3,021,681     3,400M      3,525,295      6,314M    6,546,976
FHLMC C90855          6.00%         09/01/24                4,913M      5,093,645     3,439M      3,565,552      8,352M    8,659,197
                                                                        8,115,326                 7,090,847               15,206,173
30-Year:
FHLMC 252153         11.00%         11/01/09                                             867            891         867          891
FHLMC 170141         11.00%         09/01/15                                              6M          6,749          6M        6,749
FHLMC 532545         11.00%         09/01/15                                              4M          4,674          4M        4,674
FHLMC 170147          1.00%         11/01/15                                              4M          4,828          4M        4,828
FHLMC 360017         11.00%         11/01/17                                              2M          2,030          2M        2,030
FHLMC 544457         11.00%         12/01/17                                             15M         16,503         15M       16,503
FHLMC C00730          6.00%         03/01/29                3,251M      3,358,965     3,497M      3,612,641      6,748M    6,971,606
FHLMC C47272          6.50%         10/01/29                2,996M      3,149,428     4,495M      4,725,487      7,491M    7,874,915
FHLMC C47314          6.50%         11/01/29                1,404M      1,475,931     1,951M      2,051,411      3,355M    3,527,342
FHLMC C01290          5.50%         01/01/32                2,494M      2,531,646     4,988M      5,063,292      7,482M    7,594,938
FHLMC A15113          6.00%         10/01/33                2,721M      2,826,544     1,814M      1,884,363      4,535M    4,710,907
                                                                       13,342,514                17,372,869               30,715,383
TOTAL FEDERAL HOME
LOAN MORTGAGE
CORPORATION                                                            31,810,845                44,025,663               75,836,508

FEDERAL NATIONAL
MORTGAGE ASSOCIATION                           42.41%
Agency Discount
Notes:
1.97%, 12/06/04                                             2,000M      1,999,453                                2,000M    1,999,453






                                      -4-



                                                                  BOND                     GOVERNMENT           PRO FORMA COMBINED

                                                 %
                                                OF        PRINCIPAL                  PRINCIPAL                 PRINCIPAL
                                                NET        AMOUNT       MARKET        AMOUNT       MARKET       AMOUNT       MARKET
                                               ASSETS    (M=$1,000)      VALUE      (M=$1,000)      VALUE     (M=$1,000)      VALUE


Collateralized
Mortgage
Obligations:
FNR 02-55 VB          5.50%         08/25/20                1,500M      1,545,555     1,000M      1,030,370      2,500M    2,575,925

Mortgage-Backed
Securities:
10-Year:
FNMA 556247           7.00%         10/01/10                                            194M        206,048        194M      206,048

15-Year:
FNMA 511845           8.50%         05/01/10                   42M         44,666                                   42M       44,666
FNMA 771162           5.00%         01/01/19                5,524M      5,607,038     4,143M      4,205,279      9,667M    9,812,317
FNMA 771160           5.50%         01/01/19                                          2,558M      2,641,664      2,558M    2,641,664
FNMA 785246           4.50%         06/01/19                1,930M      1,919,614     2,412M      2,399,518      4,342M    4,319,132

                                                                        7,571,318                 9,246,461               16,817,779

20-Year:
FNMA 251212          10.00%         05/01/17                   44M         49,018                                   44M       49,018
FNMA 251185          10.00%         06/01/17                  104M        114,548                                  104M      114,548
FNMA 251808          10.00%         04/01/18                                             59M         65,207         59M       65,207
FNMA 252206           6.00%         01/01/19                                             97M        100,461         97M      100,461
FNMA 573745           6.50%         08/01/20                                            111M        116,716        111M      116,716
FNMA 726367           5.50%         04/01/23                2,458M      2,507,668                                2,458M    2,507,668
FNMA 758564           6.00%         09/01/24                                          1,038M      1,076,955      1,038M    1,076,955

                                                                        2,671,234                 1,359,339                4,030,573

30-Year:
FNMA 2109             9.25%         10/01/09                                             50M         55,332         50M       55,332
FNMA 177567           7.75%         08/01/22                                            168M        182,107        168M      182,107
FNMA 426830           8.00%         11/01/24                                            201M        220,660        201M      220,660
FNMA 303718           6.00%         02/01/26                                          1,074M      1,112,809      1,074M    1,112,809
FNMA 303932           6.00%         05/01/26                1,357M      1,405,214     1,357M      1,405,214      2,714M    2,810,428
FNMA 576768           6.00%         08/01/26                1,937M      2,008,776     3,551M      3,682,074      5,488M    5,690,850
FNMA 604975           5.50%         09/01/31                                            494M        501,709        494M      501,709
FNMA 254477           5.50%         10/01/32                1,997M      2,025,424     3,995M      4,050,848      5,992M    6,076,272
FNMA 788150           6.00%         03/01/32                2,940M      3,045,218     3,584M      3,712,830      6,524M    6,758,048
FNMA 645318           6.50%         05/01/32                                          2,222M      2,334,139      2,222M    2,334,139
FNMA 659994           6.50%         09/01/32                                          1,575M      1,662,832      1,575M    1,662,832
FNMA 707312           5.00%         06/01/33                                          3,492M      3,454,425      3,492M    3,454,425
FNMA 721540           5.00%         07/01/33                4,141M      4,096,967     5,797M      5,735,753      9,938M    9,832,720
FNMA 788149           5.50%         05/01/33                                          3,216M      3,267,142      3,216M    3,267,142
FNMA 738887           5.50%         10/01/33                                          1,262M      1,279,181      1,262M    1,279,181
FNMA 758523           5.50%         03/01/34                                          3,055M      3,096,082      3,055M    3,096,082
FNMA 774445           5.50%         03/01/34                2,778M      2,814,987                                2,778M    2,814,987
FNMA 786096           5.50%         07/01/34                2,189M      2,216,837                                2,189M    2,216,837
FNMA 763534           6.00%         02/01/34                                          3,447M      3,562,088      3,447M    3,562,088
                                                                       17,613,423                39,315,225               56,928,648

                                                                       31,400,983                51,157,443               82,558,426



                                      -5-

                                                                  BOND                     GOVERNMENT           PRO FORMA COMBINED

                                                 %
                                                OF        PRINCIPAL                  PRINCIPAL                 PRINCIPAL
                                                NET        AMOUNT       MARKET        AMOUNT       MARKET       AMOUNT       MARKET
                                               ASSETS    (M=$1,000)      VALUE      (M=$1,000)      VALUE     (M=$1,000)      VALUE


GOVERNMENT NATIONAL
MORTGAGE
ASSOCIATION                                     8.63%

Mortgage-Backed
Securities:
15-Year:

GNMA II 3197          7.00%         02/20/17                                            248M        263,207        248M      263,207

20-Year:
GNMA 623177           6.50%         08/15/23                                            963M      1,021,823        963M    1,021,823

30-Year:

GNMA 102852          13.00%         10/15/13                  224M            258                                  224M          258

GNMA 506805           6.50%         06/15/29                                            729M        769,682        729M      769,682
GNMA 572061           5.50%         08/15/33                                          3,080M      3,138,483      3,080M    3,138,483
GNMA 593737           5.50%         09/15/33                                          1,155M      1,177,314      1,155M    1,177,314
GNMA 593781           5.50%         12/15/33                                          1,979M      2,016,516      1,979M    2,016,516
GNMA 544637           6.00%         02/15/34                2,825M      2,926,363     2,825M      2,926,363      5,650M    5,852,726
GNMA 606242           6.00%         04/15/34                                          1,316M      1,363,167      1,316M    1,363,167
GNMA 606239           5.50%         04/15/34                                          1,166M      1,187,799      1,166M    1,187,799
                                                                        2,926,621                12,579,324               15,505,945

TOTAL GOVERNMENT
NATIONAL MORTGAGE
ASSOCIATION                                                             2,926,621                13,864,354               16,790,975

TOTAL U.S.
GOVERNMENT AGENCY
OBLIGATIONS                                                            66,138,449               109,047,460              175,185,909

BONDS                                          12.66%
AUTOMOTIVE                                      2.32%

Daimler Chrysler      4.75%         01/15/08                1,000M      1,020,000                                1,000M    1,020,000

Ford Motor Co.        7.45%         07/16/31                1,500M      1,462,500                                1,500M    1,462,500

General Motors        7.20%         01/15/11                1,000M      1,030,000                                1,000M    1,030,000

General Motors       8.375%         07/15/33                1,000M      1,021,250                                1,000M    1,021,250

                                                                        4,533,750                                          4,533,750
CONSUMER PRODUCTS &
SERVICES                                        1.72%
Cadbury
Schweppes  (a)       5.125%         10/01/13                1,000M      1,006,250                                1,000M    1,006,250
Coca Cola Bottling
Co.                   5.00%         11/15/12                  500M        499,375                                  500M      499,375

Coors Brewing Co.    6.375%         05/15/12                  250M        272,813                                  250M      272,813

Corning, Inc.         5.90%         03/15/14                  500M        496,875                                  500M      496,875

Kraft Foods, Inc.     5.25%         10/01/13                  500M        507,500                                  500M      507,500

Kroger Co.            6.75%         04/15/12                  500M        558,125                                  500M      558,125

                                                                        3,340,938                                          3,340,938





                                      -6-

                                                                  BOND                     GOVERNMENT           PRO FORMA COMBINED

                                                 %
                                                OF        PRINCIPAL                  PRINCIPAL                 PRINCIPAL
                                                NET        AMOUNT       MARKET        AMOUNT       MARKET       AMOUNT       MARKET
                                               ASSETS    (M=$1,000)      VALUE      (M=$1,000)      VALUE     (M=$1,000)      VALUE

ENERGY                                          0.79%

Duke Energy Corp.    5.625%         11/30/12                  500M        521,875                                  500M      521,875
Pacific Gas &
Electric              6.05%         03/01/34                1,000M      1,011,250                                1,000M    1,011,250

                                                                        1,533,125                                          1,533,125
FINANCIAL
INSTITUTIONS                                    0.67%
Archstone-Smith
Operations Trust     5.625%         08/15/14                  500M        511,875                                  500M      511,875
Genworth Financial,
Inc.                  6.50%         06/15/34                  750M        799,687                                  750M      799,687

                                                                        1,311,562                                          1,311,562
INDEX                                           2.27%
Targeted Return
Index
Security (a)         6.668%         08/15/08                4,200M      4,425,750                                4,200M    4,425,750

INSURANCE                                       0.26%

Allstate Corp.        5.00%         08/15/14                  500M        496,875                                  500M      496,875

MEDIA                                           1.14%
AOL Time Warner,
Inc.                 6.875%         05/01/12                1,000M      1,125,000                                1,000M    1,125,000

Viacom, Inc.         5.625%         08/15/12                  500M        528,750                                  500M      528,750

Walt Disney Co.       7.00%         03/01/32                  500M        563,750                                  500M      563,750

                                                                        2,217,500                                          2,217,500
METAL-ALUMINUM                                  0.57%

Alcan, Inc.           6.45%         03/15/11                1,000M      1,100,000                                1,000M    1,100,000

REAL ESTATE                                     0.78%

Duke Realty LP        5.40%         08/15/14                  500M        504,375                                  500M      504,375
ERP
 Operating LP         5.25%         09/15/14                  500M        498,750                                  500M      498,750
Simon Property
 LP  (a)             5.625%         08/15/14                  500M        511,250                                  500M      511,250

                                                                        1,514,375                                          1,514,375
TELECOMMUNICATIONS                              2.14%
AT&T Broadband
Corp.                8.375%         03/15/13                  212M        257,315                                  212M      257,315

AT&T Wireless Corp.  8.125%         05/01/12                  500M        599,375                                  500M      599,375

Cingular Wireless     6.50%         12/15/11                  250M        276,250                                  250M      276,250

Comcast Corp.         5.50%         03/15/11                1,000M      1,043,750                                1,000M    1,043,750

Cox Commu-nications   7.75%         11/01/10                1,000M      1,131,250                                1,000M    1,131,250
Sprint Capital
Corp.                7.625%         01/30/11                  750M        865,313                                  750M      865,313

                                                                        4,173,253                                          4,173,253

TOTAL BONDS                                                            24,647,128                                         24,647,128




                                      -7-

                                                                  BOND                     GOVERNMENT           PRO FORMA COMBINED

                                                 %
                                                OF        PRINCIPAL                  PRINCIPAL                 PRINCIPAL
                                                NET        AMOUNT       MARKET        AMOUNT       MARKET       AMOUNT       MARKET
                                               ASSETS    (M=$1,000)      VALUE      (M=$1,000)      VALUE     (M=$1,000)      VALUE


CORPORATE
SHORT-TERM NOTES                                4.62%

Lasalle Bank Corp.    1.95%         12/02/04                                          3,000M      2,999,838      3,000M    2,999,838

Chevron Oil Finance   1.99%         12/02/04                4,500M      4,499,751                                4,500M    4,499,751

Prudential Funding    1.98%         12/13/04                1,500M      1,499,010                                1,500M    1,499,010
TOTAL CORPORATE
SHORT-TERM NOTES                                                        5,998,761                 2,999,838                8,998,599

TOTAL INVESTMENTS
AT MARKET                                     107.28%                  96,784,338               112,047,298              208,831,636

TOTAL INVESTMENTS
AT COST                                                               $95,290,631              $112,339,123             $207,629,754



1 No adjustments are shown to the unaudited Pro Forma Combined Schedule of Investments for sales of securities, if any, required to be sold in order for the Government Securities Fund to comply with its investment strategies and policies. The foregoing sentence shall not restrict in any way the ability of the Funds to buy or sell securities in the normal course of each Fund's business and operations. The Bond Fund will sell any security other than a U.S. government or money market security prior to its reorganization. If such sales had occurred on November 30, 2004, they would have generated a taxable capital gain to the Bond Fund of $1,640,338.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At November 30, 2004, the market value of rule 144A securities amounted to $5,943,250 or $3.05% of net assets.


Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION. The unaudited Pro Forma Combined Statements of Assets and Liabilities, Pro Forma Combined Statements of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Bond Fund into the Government Securities Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies sometimes referred to as the pooling without restatement method. Class A and Class B shareholders of the Bond Fund will receive Class A shares of the Government Securities Fund in the reorganization. The pro forma combining statements should be read in conjunction with the historical financial statements of the Bond Fund and Government Securities Fund and the notes to those historical financial statements are incorporated by reference in the Statement of Additional Information.

Sentinel Group Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:
a) The Pro Forma Combined Statements of Assets and Liabilities assume the issuance of additional shares of the Government Securities Fund as if the reorganization had taken place on December 1, 2003 and are based on the net asset value of the Government Securities Fund. In addition, the Government Securities Fund is the surviving fund for accounting and legal purposes. The performance history of the Government Securities Fund will be carried forward.



                          SENTINEL MID CAP GROWTH FUND

SENTINEL MID CAP GROWTH FUND PRO FORMA
COMBINED STATEMENT OF ASSET & LIABILITIES
November 30, 2004 (unaudited)
                                                                             PRO FORMA       PRO FORMA
                                         CORE MID CAP     MID CAP GROWTH     ADJUSTMENTS      COMBINED

ASSETS
Investments at value                       21,219,511      176,749,286                       197,968,797
Cash and cash equivalents                     281,418            8,467                           289,885
Receivable for fund shares sold                13,605          179,316                           192,921
Receivable for dividends                        8,419           45,998                            54,417
                                          --------------------------------------------------------------

Total Assets                               21,522,953      176,983,067                       198,506,020
                                          --------------------------------------------------------------

LIABILITIES
Payable for securities purchased              105,277             --                             105,277
Payable for fund shares repurchased           158,881          158,881
Accrued expenses                               15,774          116,815                           132,589
Management fee payable                         12,898           81,259                            94,157
Distribution fee payable
(Class A Shares)                                3,083           56,431                            59,514
Distribution fee payable
(Class B Shares)                                1,350           21,190                            22,540
Distribution fee payable
(Class C Shares)                                1,145            2,332                             3,477
Fund service fee payable                        2,519           30,420                            32,939
Deferred Compensation                             248           13,252                            13,500
                                          --------------------------------------------------------------
Total Liabilities                             142,294          480,580                           622,874
                                          --------------------------------------------------------------

                                          --------------------------------------------------------------
Net Assets Applicable to All
Outstanding Shares                         21,380,659      176,502,487                       197,883,146
                                          ==============================================================

CLASS A SHARES
Net Assets Applicable to Class A Shares    18,026,980      147,020,984      165,047,964
Shares Outstanding                            830,951        9,823,471          373,554       11,027,976
                                          --------------------------------------------------------------
Net Asset Value per Share                                        21.69            14.97            14.97
                                          ==============================================================

CLASS B SHARES
Net Assets Applicable to Class B Shares     1,827,300       26,608,093       28,435,393
Shares Outstanding                             84,869        1,921,484           47,088        2,053,441
                                          --------------------------------------------------------------
Net Asset Value per Share                                        21.53            13.85            13.85
                                          ==============================================================

CLASS C SHARES
Net Assets Applicable to Class C Shares     1,526,379        2,873,410        4,399,789
Shares Outstanding                             70,847          204,032           37,536          312,415
                                          --------------------------------------------------------------
Net Asset Value per Share                       21.54            14.08                             14.08
                                          ==============================================================



SENTINEL MID CAP GROWTH FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
November 30, 2005 (unaudited)
                                            CORE MID     MID CAP       PRO FORMA           PRO FORMA
                                             CAP(A)      GROWTH       ADJUSTMENTS           COMBINED

INVESTMENT INCOME
INCOME:
Dividends                                    159,288        554,642         51,496           713,930
Interest                                      17,397          3,262          5,624            20,659
                                         -----------------------------------------------------------
Total Income                                 176,685        557,904         57,120           734,589
                                         -----------------------------------------------------------

EXPENSES:
Management advisory fees                     149,067        964,789        (29,521)(b)     1,084,335
Transfer agent fees                           58,902        481,554        (49,206)(c)       491,250
Custodian fees                                26,549         23,882        (18,805)(c)        31,626
Distribution fees Class A                     35,756        413,552           --             449,308
Distribution fees Class B                     13,657        272,396           --             286,053
Distribution fees Class C                     11,703         24,013           --              35,716
Accounting and administration services         5,366         47,295         (2,072)(c)        50,589
Auditing fees                                  7,500         14,250         (5,750)(c)        16,000
Legal fees                                     4,371          9,850         (2,721)(c)        11,500
Reports and notices to shareholders            3,111         45,250         (3,361)(c)        45,000
Registration and filing fees                     748         34,252           --              35,000
Director's and Chief Compliance
Officer fees                                   3,027         18,473           --              21,500
Reorganizational Expenses                       --             --           79,093(d)         79,093
Other expenses                                 5,938         21,645         (5,583)(c)        22,000
                                         -----------------------------------------------------------
Total Expenses                               325,695      2,371,201        (37,926)        2,658,970
Expense Reimbursement                           --             --             --                --
Expense Offset                                (2,317)        (8,082)          --             (10,399)
                                         -----------------------------------------------------------
Net Expenses                                 323,378      2,363,119        (37,926)         2,648571
                                         -----------------------------------------------------------

                                         -----------------------------------------------------------
Net Investment Income (Loss)                (146,693)    (1,805,215)        37,926        (1,913,982)
                                         -----------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Realized gain (loss) on investments         (135,252)    16,743,869           --          16,608,617
Change in unrealized appreciation
(depreciation)of investments               1,431,868        469,973           --           1,901,841
                                         -----------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                      1,296,616     17,213,842                       18,510,458
                                         -----------------------------------------------------------

                                         -----------------------------------------------------------
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS                  1,149,923     15,408,627         37,926        16,596,476
                                         ===========================================================


(a) The Combined Pro Forma Statement of Operations has been annualized to assume a full fiscal year for the Core Mid Cap Fund. Fiscal year Income and Expenses have been adjusted to reflect ending balances. The Core Mid Cap Fund commenced operations on March 25, 2004. Average Net Assets for the Core Mid Cap Fund are estimated as follows: Class A $17,124,362; Class B $ 1,473,322 and Class C $ 1,277,940.
(b) The management fee is subject to breakpoint schedule under which Sentinel Advisor Company receives 0.70% on the first $200 million, 0.65% on the next $100 million and 0.55% in excess of $400 million on the aggregate average daily net assets of the Small Company, Mid Cap Growth, International Equity and Balanced Funds.
(c) Decrease due the elimination of duplicative expenses by reorganizing the Funds.
(d) The costs of the Reorganization include proxy solicitation, legal, audit, printing and transfer agent expenses.


SENTINEL MID CAP GROWTH FUND PRO FORMA COMBINED SCHEDULE OF INVESTMENTS(1)

November 30, 2005 (Unaudited)


                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE
COMMON STOCKS           99.31%
CONSUMER DISCRETIONARY  22.73%
A.C Moore Arts &
Crafts, Inc.*                                                      35,600      1,024,924        35,600         1,024,924
Amazon.com, Inc.*                                                  29,500      1,170,560        29,500         1,170,560
Best Buy Co., Inc.                                                 46,300      2,610,394        46,300         2,610,394
Brinker Int'l., Inc.*               10,500       358,365           10,500        358,365
Cheesecake Factory,
Inc.*                                                              36,000      1,760,040        36,000         1,760,040
Coach, Inc.*                                                       26,000      1,295,840        26,000         1,295,840
Dicks Sporting Goods,
Inc.*                                                              44,200      1,591,200        44,200         1,591,200
EBay, Inc.*                                                        22,700      2,552,615        22,700         2,552,615
Family Dollar Stores,
Inc.                                11,000       322,300                                        11,000           322,300
Fossil, Inc.*                                                      27,750        750,638        27,750           750,638
Gentex Corp.                        10,500       339,360                                        10,500           339,360
GTECH Holdings Corp.                17,000       410,550                                        17,000           410,550
Guitar Center, Inc.*                                               43,900      2,123,882        43,900         2,123,882
Harman Int'l
Industries                                                          7,600        933,660         7,600           933,660
Hilton Hotels Corp.                                                67,800      1,400,748        67,800         1,400,748
Leggett & Platt, Inc.                                              58,000      1,731,300        58,000         1,731,300
Marriott Int'l. -
Class A                                                            32,500      1,847,625        32,500         1,847,625
McGraw-Hill Cos., Inc.               4,200       368,466                                         4,200           368,466
Michaels Stores, Inc.               13,500       368,955                                        13,500           368,955
Netflix, Inc.*                                                    154,100      1,753,658       154,100         1,753,658
NVR, Inc.*                                                          2,900      2,003,610         2,900         2,003,610
Petsmart, Inc.                                                     41,200      1,411,924        41,200         1,411,924
Polaris Industries,
Inc.                                                               11,000        724,900        11,000           724,900
Regis Corp.                          7,000       312,550                                         7,000           312,550
Royal Caribbean
Cruises Ltd.                                                       45,800      2,276,260        45,800         2,276,260
Select Comfort Corp.*                                              84,600      1,648,854        84,600         1,648,854
Sirius Satellite
Radio, Inc.*                                                      560,000      3,718,400       560,000         3,718,400
Staples, Inc.                                                      81,700      2,607,047        81,700         2,607,047
Station Casinos, Inc.                                              19,800      1,129,392        19,800         1,129,392
Tiffany & Co.                       10,500       321,300                                        10,500           321,300
Timberland Co.*                                                    27,700      1,754,241        27,700         1,754,241
TJX Cos                             15,500       364,870           59,500      1,400,630        75,000         1,765,500
XM Satellite Radio
Holdings, Inc.*                                                    16,000        590,560        16,000           590,560

                                               3,166,716                      41,812,902                      44,979,618




                                      -11-


                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE


CONSUMER STAPLES 1.59%
Clorox Co.                           3,700       203,944                                         3,700           203,944
Costco Wholesale Corp.                                             35,200      1,710,720        35,200         1,710,720
Heinz, H.J. Co.                     10,000       371,600                                        10,000           371,600
Sysco Corp.                         15,000       521,250                                        15,000           521,250
Wrigley (Wm) Jr Co.                  4,800       330,240                                         4,800           330,240
                                               1,427,034                       1,710,720                       3,137,754
ENERGY 6.14%
B.J. Services Co.                    3,100       157,077                                         3,100           157,077
Baker Hughes, Inc.                   4,200       186,186                                         4,200           186,186
Chesapeake Energy
Corp.                               15,700       282,600                                        15,700           282,600
Cooper Cameron Corp.*                                              16,400        855,916        16,400           855,916
Devon Energy Corp.                                                 32,600      1,350,292        32,600         1,350,292
Encana Corp.                         8,500       484,755                                         8,500           484,755
EOG Resources, Inc.                                                18,100      1,358,767        18,100         1,358,767
GlobalSantaFe Corp.                  8,400       263,760                                         8,400           263,760
Kerr-McGee Corp.                     4,500       280,035                                         4,500           280,035
Noble Energy, Inc.                   4,000       255,160                                         4,000           255,160
Pride Int'l., Inc.*                                                63,000      1,232,280        63,000         1,232,280
Smith Int'l., Inc.*                                                12,000        726,840        12,000           726,840
Varco Int'l., Inc.*                                                62,500      1,858,750        62,500         1,858,750
Western Gas
Resources, Inc.                      5,000       155,000                                         5,000           155,000
Williams Cos., Inc.                                                75,000      1,250,250        75,000         1,250,250
XTO Energy, Inc.                                                   39,800      1,446,730        39,800         1,446,730

                                               2,064,573                      10,079,825                      12,144,398
FINANCIALS 9.22%
Ameritrade Holding
Corp.*                                                            124,000      1,727,320       124,000         1,727,320
Arthur J. Gallagher &
Co.                                  8,000       245,200                                         8,000           245,200
Associated Banc Corp.                6,300       209,349                                         6,300           209,349
City National Corp.                  2,000       136,800                                         2,000           136,800
Doral Financial Corp.                                              46,300      2,148,320        46,300         2,148,320
Duke Realty Corp.                   10,000       345,500                                        10,000           345,500
East West Bancorp,
Inc.                                                               24,200      1,003,574        24,200         1,003,574
Federated Investors,
Inc.                                 7,900       232,418                                         7,900           232,418
Legg Mason, Inc.                                                   39,800      2,711,972        39,800         2,711,972
Liberty Property Trust               7,300       299,300                                         7,300           299,300
Mellon Financial Corp.              12,000       350,640                                        12,000           350,640
Mercantile Bankshares
Corp.                                4,200       216,300                                         4,200           216,300
North Fork
Bancorporation                       7,050       203,040                                         7,050           203,040




                                      -12-



                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE


Progressive Corp.,
Ohio                                                               17,600      1,601,424        17,600         1,601,424
Regions Financial
Corp.                               10,500       367,395                                        10,500       367,395
Renaissance Re
Holdings Ltd.                                                       9,100        458,185         9,100           458,185
SLM Corp.                                                          54,800      2,804,116        54,800         2,804,116
State Street Corp.                   7,900       352,024                                         7,900           352,024
Synovus Financial
Corp.                               10,000       270,000                                        10,000           270,000
T. Rowe Price Group,
Inc.                                                               15,000        887,400        15,000           887,400
TCF Financial Corp.                  6,700       207,097                                         6,700           207,097

UCBH Holdings, Inc.                                                22,600      1,024,684        22,600         1,024,684
Willis Group Holdings
Ltd.                                 6,000       227,100                                         6,000           227,100

Wilmington Trust Corp.               6,000       216,900                                         6,000           216,900

                                               3,879,063                      14,366,995                      18,246,058
HEALTH CARE 12.69%
Advanced Medical
Optics, Inc.*                                                      25,000      1,039,500        25,000         1,039,500

Amgen, Inc.*                                                       34,000      2,041,360        34,000         2,041,360

Bard, C. R., Inc.                    1,300        77,883                                         1,300            77,883
Barr Pharmaceuticals,
Inc.*                                6,300       246,015                                         6,300           246,015

Beckman Coulter, Inc.                4,700       307,662           39,300      2,572,578        44,000         2,880,240

Biomet, Inc.                                                       30,100      1,440,887        30,100         1,440,887

Caremark RX., Inc.*                                                43,042      1,539,182        43,042         1,539,182

Cerner Corp.*                        5,800       305,776                                         5,800           305,776
Coventry Health Care,
Inc.*                                5,900       292,817           21,350      1,059,601        27,250         1,352,418

Dentsply Int'l., Inc.                2,400       126,264                                         2,400           126,264
Endo Pharmaceuticals
Holdings, Inc.*                     15,000       307,200          136,600      2,797,567       151,600         3,104,767

Gilead Sciences, Inc.*                                             23,900        823,594        23,900           823,594
Hillenbrand
Industries, Inc.                     5,200       286,000                                         5,200           286,000

Invitrogen Corp.*                    6,300       381,150                                         6,300           381,150

Laboratory Corp.*                    4,200       201,390           50,700      2,431,065        54,900         2,632,455

Millipore Corp.*                     2,200       107,184                                         2,200           107,184

Patterson Cos., Inc.*                                              30,600      1,250,316        30,600         1,250,316
Pharmaceutical
Products Dev., Inc.*                                               61,800      2,602,398        61,800         2,602,398
United Health Group,
Inc.                                                               29,100      2,410,935        29,100         2,410,935
Wellpoint Health
Networks, Inc.*                                                     3,800        475,380         3,800           475,380

                                               2,639,341                      22,484,363                      25,123,704




                                      -13-




                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE

INDUSTRIALS 12.39%
C.H. Robinson
Worldwide, Inc.                                                    35,700      1,918,875        35,700         1,918,875

Choicepoint, Inc.*                   9,500       416,575                                         9,500           416,575
Corporate Executive
Board Co.                                                          23,400      1,569,672        23,400         1,569,672
Corrections Corp. of
America*                                                           68,700      2,713,650        68,700         2,713,650
Danaher Corp.                                                      23,000      1,308,240        23,000         1,308,240
Donaldson Co., Inc.                  5,300       164,300           51,400      1,593,400        56,700         1,757,700
Donnelley, RR & Sons
Co.                                                                40,000      1,388,000        40,000         1,388,000
Dover Corp.                         11,000       444,950                                        11,000           444,950
General Dynamics Corp.                                              9,600      1,040,256         9,600         1,040,256
ITT Industries, Inc.                 4,500       383,040                                         4,500           383,040
Laureate Education,
Inc.*                                                              32,300      1,272,297        32,300         1,272,297
Manpower, Inc.                                                     18,100        875,497        18,100           875,497
Pall Corp.                          10,500       284,445                                        10,500           284,445
Republic Services,
Inc.                                14,100       444,009           66,600      2,097,234        80,700         2,541,243
Roper Industries, Inc.                                             38,400      2,363,520        38,400         2,363,520
Ryder Systems, Inc.                                                14,000        750,960        14,000           750,960
Teleflex, Inc.                       8,400       424,200                                         8,400           424,200
Timken Co.                                                         84,500      2,197,000        84,500         2,197,000
West Corp.*                                                        25,100        869,464        25,100           869,464

                                               2,561,519                      21,958,065                      24,519,584
INFORMATION TECHNOLOGY 29.13%

Adobe Systems, Inc.                                                43,100      2,610,136        43,100         2,610,136
Aeroflex, Inc.*                                                   182,000      2,229,500       182,000         2,229,500
Affiliated Computer
Services*                            7,900       467,522                                         7,900           467,522
Altera Corp.*                                                      86,500      1,961,820        86,500         1,961,820
Apple Computer, Inc.*                                              36,300      2,433,915        36,300         2,433,915
Autodesk, Inc.                                                     24,000      1,569,840        24,000         1,569,840
Avid Technology, Inc.*                                             56,300      3,213,041        56,300         3,213,041
Broadcom Corp. -
Class A*                                                           83,200      2,705,664        83,200         2,705,664
Ceridian Corp.*                     19,500       368,745                                        19,500           368,745
Cisco Systems, Inc.*                                               86,000      1,609,060        86,000         1,609,060
Cognizant Technology
Solutions Corp.*                                                   61,800      2,356,434        61,800         2,356,434
Cognos, Inc.*                        8,700       342,693                                         8,700           342,693
Computer Sciences
Corp.*                               7,000       378,700                                         7,000           378,700
Corning, Inc.*                                   142,100                       1,787,618       142,100         1,787,618





                                      -14-



                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE

Cree, Inc.*                                                        66,200      2,368,636        66,200         2,368,636
Dell, Inc.*                                                        70,000      2,836,400        70,000         2,836,400
Diebold, Inc.                        4,500       239,400                                         4,500           239,400
Digital River, Inc.*                                               62,500      2,620,000        62,500         2,620,000
Electronic Arts, Inc.*               8,000       391,200                                         8,000           391,200
F5 Networks, Inc.*                                                 57,900      2,492,595        57,900         2,492,595
Intel Corp.                                                        67,000      1,497,450        67,000         1,497,450
Intersil Corp.                      22,500       362,250                                        22,500           362,250
Juniper Networks,
Inc.*                                                              86,700      2,386,851        86,700         2,386,851
KLA-Tencor Corp.*                                                  59,800      2,694,588        59,800         2,694,588
Marvell Technology
Group, Ltd.*                                                       57,300      1,837,038        57,300         1,837,038
Maxim Integrated
Products, Inc.                                                     37,100      1,519,616        37,100         1,519,616
Microchip Technology,
Inc.                                13,500       380,430           63,300     1,783,794        76,800         2,164,224
Network Appliance,
Inc.*                                                              48,400      1,459,744        48,400         1,459,744
Novellus Systems,
Inc.*                                                              82,900      2,233,326        82,900         2,233,326
Oracle Corp.*                                                     150,100      1,900,266       150,100         1,900,266
Research In Motion
Ltd.*                                                              20,200      1,797,194        20,200         1,797,194
Yahoo!, Inc.*                                                      75,000      2,821,500        75,000         2,821,500
                                               2,930,940                      54,726,026                      57,656,966

MATERIALS 4.22%
Ecolab, Inc.                         6,000       209,880                                         6,000           209,880
Engelhard Corp.                      8,000       239,120                                         8,000           239,120
Freeport-McMoran
Copper & Gold, Inc.                                                14,000        547,820        14,000           547,820
Int'l. Flavors &
Fragrances                           7,900       319,950                                         7,900           319,950
Newmont Mining Corp                  7,000       331,450           21,300     1,008,555         28,300         1,340,005
Packaging Corp. of
America                                                            19,000        437,000        19,000           437,000
Peabody Energy Corp.                                               33,900      2,813,700        33,900         2,813,700
Scotts Co. *                                                       35,500      2,433,525        35,500         2,433,525

                                               1,100,400                       7,240,600                      8,341,000
TELECOMMUNICATION
SERVICES 1.20%
Nextel Partners, Inc.
- Class A*                                                        131,000      2,369,790       131,000         2,369,790

CORPORATE SHORT-TERM
NOTES 0.38%

Procter & Gamble                   750,000       750,000                                       750,000           750,000
2.00% 12/01/2004




                                      -15-


                        % OF                  CORE MID CAP          MID CAP GROWTH                PRO FORMA COMBINED
                         NET
                        ASSETS
                                  SHARES/PAR   MARKET VALUE     SHARES/PAR    MARKET VALUE     SHARES/PAR     MARKET VALUE

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.35%

Federal Home Loan Bank             700,000       699,925                                       700,000           699,925
 1.94% 12/03/2004

TOTAL INVESTMENTS AT
MARKET 100.04%                                21,219,511                     176,749,286                     197,968,797

TOTAL INVESTMENTS AT
COST                                          19,787,643                     136,607,954                     156,395,597


1 No adjustments are shown to the unaudited Pro Forma Combined Schedule of Investments for sales of securities, if any, required to be sold in order for the Mid Cap Growth Fund to comply with its investment strategies and policies. The foregoing sentence shall not restrict in any way the ability of the Funds to buy or sell securities in the normal course of each Fund's business and operations. Neither the Core Mid Cap Fund nor the Mid Cap Growth Fund are expected to make significant sales of securities as a result of the reorganization.
*       Non-income producing security.

Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION. The unaudited Pro Forma Combined Statements of Assets and Liabilities, Pro Forma Combined Statements of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Core Mid Cap Fund into the Mid Cap Growth Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies sometimes referred to as the pooling without restatement method. Class A, Class B and Class C shareholders of the Core Mid Cap Fund will receive Class A, Class B or Class C shares, respectively, of Mid Cap Growth Fund in the reorganization. The pro forma combining statements should be read in conjunction with the historical financial statements of the Core Mid Cap Fund and Mid Cap Growth Fund and the notes to those historical financial statements are incorporated by reference in the Statement of Additional Information.

Sentinel Group Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:
a) The Pro Forma Combined Statements of Assets and Liabilities assume the issuance of additional shares of the Mid Cap Growth Fund as if the reorganization had taken place on December 1, 2003 and are based on the net asset value of the Mid Cap Growth Fund. In addition, the Mid Cap Growth Fund is the surviving fund for accounting and legal purposes. The performance history of Mid Cap Growth Fund will be carried forward.



                       SENTINEL FLEX CAP OPPORTUNITY FUND

SENTINEL FLEX CAP OPPORTUNITY FUND
PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES
November 30, 2005
                                                    FLEX CAP                          PRO FORMA            COMBINED
                                                 OPPORTUNITY      GROWTH INDEX      ADJUSTMENTS           PRO FORMA

ASSETS
Investments at value                             33,051,765        75,991,936                          109,043,701
Cash and cash equivalents                                68            22,336                               22,404
Receivable for securities sold                       82,955           151,659                              234,614
Receivable for fund shares sold                         914           115,728                              116,642
Receivable for dividends                             53,170           593,021                              646,191
Receivable from fund administrator                                     17,048                               17,048
                                                 -----------------------------------------------------------------
Total Assets                                     33,188,872        76,891,728              --          110,080,600
                                                 -----------------------------------------------------------------


LIABILITIES
Payable to custodian bank - line of credit           67,000                                                 67,000
Payable for securities purchased                       --             128,621                              128,621
Payable for fund shares repurchased                 101,291            27,144                              128,435
Accrued expenses                                     28,052            25,033                               53,085
Management fee payable                               20,055            18,996                               39,051
Distribution fee payable (Class A Shares)             5,334             8,879                               14,213
Distribution fee payable (Class B Shares)            13,704             8,645                               22,349
Distribution fee payable (Class C Shares)             2,171             2,023                                4,194
Fund service fee payable                              9,810             9,751                               19,561
Deferred Compensation                                 2,753             5,781                                8,534
                                                 -----------------------------------------------------------------
Total Liabilities                                   250,170           234,873                              485,043
                                                 -----------------------------------------------------------------

                                                 -----------------------------------------------------------------
Net Assets Applicable to All Outstanding Shares  32,938,702        76,656,855                          109,595,557
                                                 =================================================================
CLASS A SHARES
Net Assets Applicable to Class A Shares          21,817,409        61,944,991                           83,762,400
Shares Outstanding                                4,759,316         4,254,689        (3,260,788)         5,753,217
                                                 -----------------------------------------------------------------
Net Asset Value per Share                              4.58             14.56                                14.56
                                                 =================================================================

CLASS B SHARES
Net Assets Applicable to Class B Shares           8,466,015        12,327,234                           20,793,249
Shares Outstanding                                1,943,598           875,096        (1,342,605)         1,476,089
                                                 -----------------------------------------------------------------
Net Asset Value per Share                              4.36             14.09                                14.09
                                                 =================================================================

CLASS C SHARES
Net Assets Applicable to Class C Shares /         2,655,278         2,384,630                            5,039,908
Shares Outstanding                                  606,100           177,769          (408,155)           375,714
                                                 -----------------------------------------------------------------
Net Asset Value per Share                              4.38             13.41                                13.41
                                                 =================================================================




SENTINEL FLEX CAP OPPORTUNITY FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
November 30, 2005
                                                    FLEX CAP      GROWTH       PRO FORMA        COMBINED
                                                  OPPORTUNITY     INDEX       ADJUSTMENTS       PRO FORMA
INVESTMENT INCOME
INCOME:
Dividends                                           232,782     1,504,873                      1,737,655
Interest                                                563             5                            568
                                                 ------------------------                     ----------
  Total Income                                      233,345     1,504,878                     1,738,223
                                                 ------------------------                     ----------
EXPENSES:
Management advisory fees                            250,914       223,961       334,804(a)       809,679
Transfer agent fees                                 177,736       160,940       (31,896)(b)      306,780
Custodian fees                                       12,489        49,157       (35,549)(c)       26,097
Distribution fees Class A                            64,324        94,096        86,845(d)       245,265
Distribution fees Class B                            87,169        95,175        31,353(d)       213,697
Distribution fees Class C                            27,562        20,291          --             47,853
Accounting and administration services                9,282        21,030          --             30,312
Auditing fees                                         6,500         8,050        (1,550)(b)       13,000
Legal fees                                            2,050         3,350          --              5,400
Reports and notices to shareholders                  15,250        12,000        (5,250)(b)       22,000
Registration and filing fees                         30,507        31,668       (30,175)(b)       32,000
Director's and Chief Compliance Officer fees          3,806         7,965        (1,271)(b)       10,500
Reorganizational Expenses                              --            --          19,299(e)        19,299
Other expenses                                        9,409        19,624       (14,024)(b)       15,009
                                                 -------------------------------------------------------
Total Expenses                                      696,998       747,307       352,586        1,796,891

Expense Reimbursement                                  --        (118,182)      118,182             --

Expense Offset                                       (1,739)       (1,657)                        (3,396)
                                                 -------------------------------------------------------
Net Expenses                                        695,259       627,468       470,768        1,793,495
                                                 -------------------------------------------------------

                                                 -------------------------------------------------------
Net Investment Income (Loss)                       (461,914)      877,410      (470,768)         (55,272)
                                                 -------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Realized gain (loss) on investments               2,301,511    (2,267,988)                        33,523
Change in unrealized appreciation
(depreciation) of investments                      (168,316)    5,510,227                      5,341,911
                                                 -------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON  INVESTMENTS                            2,133,195     3,242,239                      5,375,434
                                                 -------------------------------------------------------

                                                 -------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS    1,671,281     4,119,649      (470,768)       5,320,162
                                                 =======================================================



(a)     Management fee based upon contract in effect for the Growth Index Fund.
(b) Decrease due the elimination of duplicative expenses by reorganizing the Funds.
(c) Decrease due to elimination of duplicative expenses and decreased trading activity.
(d)     Distribution fees of Growth Index Fund are in effect.
(e) The costs of the Reorganization include proxy solicitation, legal, audit, printing and transfer agent expenses.



SENTINEL FLEX CAP OPPORTUNITY FUND PRO FORMA SCHEDULE OF INVESTMENTS(1)
November 30, 2004 (Unaudited)


                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE
COMMON STOCKS 99.49%
CONSUMER DISCRETIONARY 12.96%

Amazon.com, Inc.*                      5,770    $  228,954                                            5,770       $   228,954
AutoZone, Inc.*                                                     1,200        $  102,720           1,200           102,720
Bed Bath & Beyond, Inc.*                                            4,300           171,690           4,300           171,690
Best Buy Co., Inc.                     8,770       494,452          4,700           264,986          13,470           759,438
Black & Decker Corp.                                                1,200           100,908           1,200           100,908
Cheesecake Factory, Inc.*              6,700       327,563                                            6,700           327,563
Coach, Inc.*                                                        2,700           134,568           2,700           134,568
Delphi Automotive Systems
Corp.                                                               8,100            72,900           8,100            72,900
Dollar General Corp.                                                4,700            92,825           4,700            92,825
Dow Jones & Co., Inc.                                               1,197            51,172           1,197            51,172
Ebay, Inc.*                            5,770       648,836          9,600         1,079,520          15,370         1,728,356
Family Dollar Stores, Inc.                                          2,400            70,320           2,400            70,320
Fortune Brands, Inc.                                                2,100           164,808           2,100           164,808
Fossil, Inc.*                          5,655       152,968                                            5,655           152,968
Gap, Inc.                                                          13,000           284,050          13,000           284,050
Guitar Center, Inc.*                   6,670       322,694                                            6,670           322,694
Harley-Davidson, Inc.                                               4,280           247,469           4,280           247,469
Hilton Hotels Corp.                   10,400       214,864                                           10,400           214,864
Home Depot, Inc.                       8,640       360,720         31,800         1,327,650          40,440         1,688,370
Int'l. Game Technology                                              5,000           176,750           5,000           176,750
Knight Ridder, Inc.                                                 1,100            74,899           1,100            74,899
Kohl's Corp.*                                                       4,936           227,846           4,936           227,846
Leggett & Platt, Inc.                 11,200       334,320                                           11,200           334,320
Lowe's Cos., Inc.                                                  11,300           625,229          11,300           625,229
Marriott Int'l. - Class A              6,200       352,470                                            6,200           352,470
Maytag Corp.                                                        1,100            22,110           1,100            22,110
McGraw-Hill Cos., Inc.                                              2,800           245,644           2,800           245,644
Meredith Corp.                                                        700            36,904             700            36,904
Netflix, Inc.*                        29,000       330,020                                           29,000           330,020
New York Times Co.- Class A                                         2,100            86,100           2,100            86,100
Nike, Inc.- Class B                                                 3,800           321,708           3,800           321,708
NVR, Inc.*                               200       138,180                                              200           138,180
Omnicom Group, Inc.                                                 2,781           225,261           2,781           225,261
Petsmart, Inc.                         2,500        85,675                                            2,500            85,675
Polaris Industries, Inc.               2,200       144,980                                            2,200           144,980
Radioshack Corp.                                                    2,254            71,159           2,254            71,159
Royal Caribbean Cruises Ltd.           7,200       357,840                                            7,200           357,840
Select Comfort Corp.*                 16,100       313,789                                           16,100           313,789
Sirius Satellite Radio, Inc.*        102,000       677,280                                          102,000           677,280
Staples, Inc.                         13,500       430,785          7,200           229,752          20,700           660,537
Starbucks Corp.*                                                    5,800           326,308          5,800           326,308
Station Casinos, Inc.                  3,900       222,456                                            3,900           222,456
Target Corp.                           5,040       258,149                                            5,040           258,149
Timberland Co.*                        5,400       341,982                                            5,400           341,982
TJX Cos                               11,540       271,652          7,000           164,780          18,540           436,432
Yum Brands, Inc.                                                    4,220           191,588           4,220           191,588
                                                 7,010,629                        7,191,624                        14,202,253





                                      -19-

                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE


CONSUMER STAPLES 13.77%
Altria Group, Inc.                                                 29,700         1,707,453          29,700         1,707,453
Anheuser-Busch Co., Inc.                                           11,584           580,243          11,584           580,243
Avon Products, Inc.                                                 6,802           255,347           6,802           255,347
Brown Forman Corp. -  Class B                                       1,800            86,436           1,800            86,436
Campbell Soup Co.                                                   5,869           167,443           5,869           167,443
Clorox Co.                                                          2,200           121,264           2,200           121,264
Costco Wholesale Corp.                11,540       560,844                                           11,540           560,844
Coca-Cola Co.                                                      35,145         1,381,550          35,145         1,381,550
Colgate Palmolive Co.                                               7,694           353,847           7,694           353,847
Gillette Co.                                                       14,557           633,084          14,557           633,084
Heinz, H.J. Co.                                                     5,094           189,293           5,094           189,293
Hershey Foods Corp.                                                 3,600           186,480           3,600           186,480
Kellogg Co.                                                         6,012           262,724           6,012           262,724
Kimberly-Clark Corp.                                                7,200           457,992           7,200           457,992
McCormick & Company, Inc.                                           2,000            72,900           2,000            72,900
Pepsi Bottling Group, Inc.                                          3,700           103,674           3,700           103,674
PepsiCo, Inc.                                                      24,554         1,225,490          24,554         1,225,490
Procter & Gamble Co.                                               36,800         1,968,064          36,800         1,968,064
Sara Lee Corp.                                                     11,424           268,236          11,424           268,236
Sherwin Williams Co.                                                2,100            93,660           2,100            93,660
Sysco Corp.                                                         9,240           321,090           9,240           321,090
UST, Inc.                                                           2,399           105,628           2,399           105,628
Walgreen Co.                                                       14,786           564,529          14,786           564,529
Wal-Mart Stores, Inc.                                              61,421         3,197,577          61,421         3,197,577
Wrigley (Wm.) Jr. Co.                                               3,276           225,389           3,276           225,389
                                                   560,844                       14,529,393                        15,090,237
ENERGY 2.20%
B.J. Services Co.                                                   2,300           116,541           2,300           116,541
Cooper Cameron Corp.*                  2,600       135,694                                            2,600           135,694
ENSCO Int'l, Inc.                      2,000        62,620                                            2,000            62,620
EOG Resources, Inc.                      700        52,549                                              700            52,549
Halliburton Co.                                                     6,400           264,640           6,400           264,640
Pride Int'l, Inc.*                    11,400       222,984                                           11,400           222,984
Schlumberger Ltd.                                                   8,600           564,418           8,600           564,418
Smith Int'l, Inc.*                     3,300       199,881                                            3,300           199,881
Varco Int'l, Inc.*                    11,500       342,010                                           11,500           342,010
Williams Cos, Inc.                    14,500       241,715                                           14,500           241,715
XTO Energy, Inc.                       5,625       204,469                                            5,625           204,469
                                                 1,461,922                          945,599                         2,407,521
FINANCIALS 5.84%
American Express Co.                  12,000       668,520         18,400         1,025,063          30,400         1,693,583
American Int'l. Group                  2,000       126,700                                            2,000           126,700
Ameritrade Holding Corp.*             21,300       296,709                                           21,300           296,709
Doral Financial Corp.                  5,600       259,840                                            5,600           259,840
East West Bancorp, Inc.                4,000       165,880                                            4,000           165,880
Fannie Mae                                                         14,000           961,800          14,000           961,800
Federated Investors, Inc.-
Class B                                                             1,500            44,130           1,500            44,130
Legg Mason, Inc.                       5,100       347,514                                            5,100           347,514
Marsh & McLennan Cos., Inc.                                         7,500           214,425           7,500           214,425
Moody's Corp.                                                       2,189           176,762           2,189           176,762





                                      -20-

                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE


North Fork Bancorporation,
Inc.                                                                6,700           192,960           6,700           192,960
Progressive Corp.                      3,400       309,366                                            3,400           309,366
Renaissance Re Holdings Ltd            2,300       115,805                                            2,300           115,805
Simon Property Group, Inc.                                          3,200           198,656           3,200           198,656
SLM Corp.                             10,170       520,399          6,304           322,576          16,474           842,975
T. Rowe Price Group, Inc.              2,900       171,564          1,900           112,404           4,800           283,968
UCBH Holdings, Inc.                    3,700       167,758                                            3,700           167,758
                                                 3,150,055                        3,248,776                         6,398,831
HEALTH CARE 18.57%
Abbott Labs                                                        22,635           949,765          22,635           949,765
Advanced Medical Optics,
Inc.*                                  4,840       201,247                                            4,840           201,247
Allergan, Inc.                                                      1,962           144,207           1,962           144,207
Amgen, Inc.*                           6,540       392,662         18,318         1,099,813          24,858         1,492,475
Bard, C.R., Inc.                                                    1,500            89,865           1,500            89,865
Baxter Int'l., Inc.                                                 8,900           281,685           8,900           281,685
Beckman Coulter, Inc.                  4,300       281,478                                            4,300           281,478
Becton Dickinson & Co.                                              3,600           197,208          3,600           197,208
Biomet, Inc.                           3,000       143,610          3,650           174,726           6,650           318,336
Boston Scientific Corp.*                                           12,200           424,682          12,200           424,682
Bristol-Myers Squibb Co.                                           28,118           660,773          28,118           660,773
Cardinal Health, Inc.                                               6,200           324,136           6,200           324,136
Caremark Rx, Inc.*                     7,100       253,896                                            7,100           253,896
Endo Pharmaceuticals
Holdings, Inc.*                       26,100       534,528                                           26,100           534,528
Express Scripts, Inc.*                                              1,100            79,156           1,100            79,156
Forest Labs, Inc. *                                                 5,400           210,438           5,400           210,438
Gilead Sciences, Inc.*                 4,200       144,732          6,200           213,652          10,400           358,384
Guidant Corp.                                                       4,525           293,356           4,525           293,356
IMS Health, Inc.                                                    3,328            75,113           3,328            75,113
Johnson & Johnson                      5,940       358,301         42,950         2,590,743          48,890         2,949,044
Laboratory Corp.*                      9,700       465,115                                            9,700           465,115
Lilly, Eli & Co.                                                   16,360           872,479          16,360           872,479
Medtronic, Inc.                                                    17,528           842,220          17,528           842,220
Merck & Co., Inc.                                                  32,065           898,461          32,065           898,461
Millipore Corp.*                                                      697            33,958             697            33,958
Mylan Labs, Inc.                                                    3,800            69,008           3,800            69,008
Patterson Cos., Inc.*                  5,200       212,472                                            5,200           212,472
Pfizer, Inc.                                                      109,348         3,036,593         109,348         3,036,593
Pharmaceutical Products
Dev., Inc.*                           11,670       491,424                                           11,670           491,424
St. Jude Medical, Inc.*                                             5,100           194,514           5,100           194,514
Stryker Corp.                                                       5,800           255,142           5,800           255,142
United Health Group, Inc.              7,840       649,544          9,600           795,360          17,440         1,444,904
Wellpoint Health Networks,
Inc.*                                  2,890       361,539                                            2,890           361,539
Wyeth                                                              19,300           769,491          19,300           769,491
Zimmer Holdings, Inc.*                                              3,541           288,946           3,541           288,946
                                                 4,490,548                       15,865,490                        20,356,038
INDUSTRIALS 13.73%
3M Company                                                         11,400           907,326          11,400           907,326
American Standard Cos., Inc.*                                       3,100           120,714           3,100           120,714






                                      -21-


                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE



Apollo Group, Inc.- Class A*                                        2,800           223,160           2,800           223,160
Avery Dennison Corp.                                                1,656            97,141           1,656            97,141
Block, H & R, Inc.                                                  2,400           114,480           2,400           114,480
Boeing Co.                                                         12,200           653,554          12,200           653,554
C. H. Robinson Worldwide,
Inc.                                   6,900       370,875                                            6,900           370,875
Caterpillar, Inc.                                                   5,000           457,750           5,000           457,750
Cintas Corp.                                                        2,500           111,800           2,500           111,800
Corrections Corp. of America*         11,400       450,300                                           11,400           450,300
Danaher Corp.                          1,500        85,320          4,500           255,960           6,000           341,280
Deluxe Corp.                                                          700            27,678             700            27,678
Donaldson Co., Inc.                    3,100        96,100                                            3,100            96,100
Donnelley, R.R. & Sons Co.            13,440       466,368                                           13,440           466,368
Emerson Electric Co.                                                6,100           407,602           6,100           407,602
Equifax, Inc.                                                       1,972            54,467           1,972            54,467
General Dynamics Corp.                 1,500       162,540                                            1,500           162,540
General Electric Co.                  13,230       467,813        152,855         5,404,952         166,085         5,872,765
Monster Worldwide, Inc.*                                            1,700            47,923           1,700            47,923
Navistar Int'l. Corp.*                                              1,000            41,150           1,000            41,150
Paychex, Inc.                                                       5,422           179,794           5,422           179,794
Pitney Bowes, Inc.                                                  3,300           144,441           3,300           144,441
Republic Services, Inc.               12,870       405,276                                           12,870           405,276
Robert Half Int'l., Inc.                                            2,500            67,575           2,500            67,575
Rockwell Collins, Inc.                                              2,600           103,636           2,600           103,636
Roper Industries, Inc.                 7,090       436,390                                            7,090           436,390
Ryder Systems, Inc.                    3,000       160,920                                            3,000           160,920
Timken Co.                            16,540       430,040                                           16,540           430,040
United Parcel Service, Inc.
- Class B                                                          16,300         1,371,645          16,300         1,371,645
United Technologies Corp.                                           7,400           722,092           7,400           722,092
                                                 3,531,942                       11,514,840                        15,046,782
INFORMATION TECHNOLOGY 28.39%
Adobe Systems, Inc.                    8,600       520,816          3,488           211,232          12,088           732,048
Aeroflex, Inc.*                       35,100       429,975                                           35,100           429,975
Agilent Technologies, Inc.*                                         7,000           160,230           7,000           160,230
Altera Corp.*                          7,000       158,760          5,300           120,204          12,300           278,964
Analog Devices, Inc.                                                5,500           203,225           5,500           203,225
Apple Computer, Inc.*                  7,000       469,350          7,000           469,350
Applied Materials, Inc.*              17,360       288,870         24,500           407,680          41,860           696,550
Autodesk, Inc.                         4,600       300,886          1,700           111,197           6,300           412,083
Automatic Data Processing                                           8,463           385,320           8,463           385,320
Avaya, Inc.*                                                        6,500           106,730           6,500           106,730
Avid Technology, Inc.*                10,400       593,528                                           10,400           593,528
Broadcom Corp. - Class A*                                           4,600           149,592           4,600           149,592
Broadcom Corp. - Class A*             17,340       563,897                                           17,340           563,897
Cisco Systems, Inc.*                  12,510       234,062         97,860         1,830,961         110,370         2,065,023
Citrix Systems, Inc.*                                               2,400            56,664           2,400            56,664
Cognizant Technology
Solutions Corp.*                       6,200       236,406                                            6,200           236,406
Corning, Inc.*                        37,260       468,731                                           37,260           468,731
Cree, Inc.*                           10,600       379,268                                           10,600           379,268
Dell, Inc.*                           17,360       703,427         36,123         1,463,704          53,483         2,167,131
Digital River, Inc.*                  12,000       503,040                                           12,000           503,040





                                      -22-


                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE

Electronic Arts, Inc.*                                              4,400           215,160           4,400           215,160
F5 Networks, Inc.*                    11,100       477,855                                           11,100           477,855
First Data Corp.                       6,812       279,905         12,400           509,516          19,212           789,421
Fiserv, Inc.*                          4,940       190,239                                            4,940           190,239
Intel Corp.                            7,810       174,554         92,808         2,074,260         100,618         2,248,814
Int'l. Business Machines                                           24,304         2,290,410          24,304         2,290,410
Intuit, Inc.*                                                       2,800           117,152           2,800           117,152
Juniper Networks, Inc.*               15,700       432,221                                           15,700           432,221
KLA -Tencor Corp.*                     9,300       419,058                                            9,300           419,058
KLA-Tencor Corp.*                                                   2,800           126,168           2,800           126,168
Lexmark Int'l., Inc. - Class A*                                     1,929           163,772           1,929           163,772
Linear Technology                                                   4,400           167,904           4,400           167,904
Lucent Technologies*                                               62,400           245,232          62,400           245,232
Marvell Technology Group,
Ltd.*                                  7,400       237,244                                            7,400           237,244
Maxim Integrated Products,
Inc.                                   7,190       294,502          4,700           192,512          11,890           487,014
Mercury Interactive Corp.*                                          1,400            63,854           1,400            63,854
Microchip Technology, Inc.             2,600        73,268                                            2,600            73,268
Microsoft Corp.                       13,130       352,015        157,386         4,219,519         170,516         4,571,534
National Semiconductor Corp.*                                       5,100            78,846           5,100            78,846
Network Appliance, Inc.                9,100       274,456          5,144           155,143          14,244           429,599
Novellus Systems, Inc.*               14,590       393,055                                           14,590           393,055
Oracle Corp.*                         25,640       324,602         74,808           947,069         100,448         1,271,671
Parametric Technology Corp.*                                        3,800            22,230           3,800            22,230
PMC-Sierra, Inc.*                                                   2,500            27,600           2,500            27,600
Qualcomm, Inc.                                                     23,616           982,898          23,616           982,898
Research in Motion Ltd.*               3,900       346,983                                            3,900           346,983
Solectron Corp.*                                                   13,900            86,875          13,900            86,875
Symantec Corp.*                                                     4,600           293,526           4,600           293,526
Symbol Technologies, Inc.                                           3,400            51,544           3,400            51,544
Teradyne, Inc.*                                                     2,800            47,768           2,800            47,768
Texas Instruments                     14,270       345,049                                           14,270           345,049
Texas Instruments, Inc.                                            25,000           604,500          25,000           604,500
Waters Corp.*                                                       1,700            79,322           1,700            79,322
Xilinx, Inc.                                                        5,050           157,661           5,050           157,661
Yahoo!, Inc.*                         20,680       777,982         19,660           739,609          40,340         1,517,591
                                                11,244,004                       19,866,789                        31,110,793
MATERIALS 2.99%
Allegheny Technologies, Inc.                                        1,300            28,600           1,300            28,600
Ball Corp.                                                          1,600            71,568           1,600            71,568
Dow Chemical Co.                                                   13,600           686,392          13,600           686,392
Dupont (El) de Nemours                                             14,500           657,140          14,500           657,140
Ecolab, Inc.                                                        3,700           129,426           3,700           129,426
Freeport McMoran Copper &
Gold - Class B                         2,700       105,651          2,600           101,738           5,300           207,389
Hercules, Inc.*                                                     1,600            23,840           1,600            23,840
Int'l. Flavors & Fragrances                                         1,400            56,700           1,400            56,700
Newmont Mining Corp.                   3,400       160,990                                            3,400           160,990
Packaging Corp. of America             7,200       165,600                                            7,200           165,600





                                      -23-


                                            FLEX CAP                    GROWTH INDEX                  PRO FORMA COMBINED
                      % OF NET
                        ASSETS     SHARES/PAR    MARKET VALUE     SHARES/PAR      MARKET VALUE    SHARES/PAR        MARKET VALUE

Pactiv Corp.*                                                       2,100            52,185           2,100            52,185
Peabody Energy Corp.                   3,000       249,000                                            3,000           249,000
Praxair, Inc.                                                       4,700           211,030           4,700           211,030
Scotts Co. STET*                       6,700       459,285                                            6,700           459,285
Sealed Air Corp.*                                                   1,200            61,692           1,200            61,692
Sigma Aldrich Corp.                                                 1,000            59,730           1,000            59,730
                                                 1,140,526                        2,140,041                         3,280,567
TELECOMMUNICATION SERVICES 0.93%
Nextel Communications, Inc.*                                       16,100           458,206          16,100           458,206
Nextel Partners, Inc.- Class
A*                                    25,500       461,295                                           25,500           461,295
Qwest Communications Int'l.,
Inc.*                                                              26,200           104,800          26,200           104,800
                                                   461,295                          563,006                         1,024,301
TRANSPORTATION 0.01%
Delta Air Lines, Inc.*                                              1,800            12,546           1,800            12,546

UTILITIES 0.10%
AES Corp.*                                                          9,300           113,832           9,300           113,832


TOTAL INVESTMENTS AT MARKET 99.49%              33,051,765                       75,991,936                       109,043,701

TOTAL INVESTMENTS AT COST                     $ 28,076,337                     $ 70,408,093                      $ 98,484,430


(1) No adjustments are shown to the unaudited Pro Forma Combined Schedule of Investments for sales of securities, if any, required to be sold in order for the Flex Cap Opportunity Fund to comply with its investment strategies and policies. The foregoing sentence shall not restrict in any way the ability of the Funds to buy or sell securities in the normal course of each Fund's business and operations. Neither the Flex Cap Opportunity Fund nor the Growth Index Fund are expected to make significant sales of securities as a result of the reorganization.
*       Non-income producing security.


Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION. The unaudited Pro Forma Combined Statements of Assets and Liabilities, Pro Forma Combined Statements of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Growth Index Fund into the Flex Cap Opportunity Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies sometimes referred to as the pooling without restatement method. Class A, Class B and Class C shareholders of the Growth Index Fund will receive Class A, Class B or Class C shares, respectively, of the Flex Cap Opportunity Fund in the reorganization. The pro forma combining statements should be read in conjunction with the historical financial statements of the Growth Index Fund and Flex Cap Opportunity Fund and the notes to those historical financial statements are incorporated by reference in the Statement of Additional Information.

Sentinel Group Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2. EXPENSES. Sentinel Advisors Company has agreed to waive fees and/or reimburse expenses for the Class A shares of the Flex Cap Opportunity Fund so that total annual expenses will be no more than 1.30% for twelve months after the reorganization of the Growth Index Fund and the Flex Cap Opportunity Fund. The Flex Cap Opportunity Fund's Class B and Class C shares will also benefit from any waiver of advisory fees as a result of the Class A shares fee arrangement.

PRO FORMA ADJUSTMENTS:
a) The Pro Forma Combined Statements of Assets and Liabilities assume the issuance of additional shares of the Flex Cap Opportunity Fund as if the reorganization had taken place on December 1, 2003 and are based on the net asset value of the Flex Cap Opportunity Fund. In addition, the Flex Cap Opportunity Fund is the surviving fund for legal purposes. The Growth Index Fund is the surviving fund for accounting purposes and the performance history of the Growth Index Fund will be carried forward.


















                                      -24-